UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                               RYDEX SERIES FUNDS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:

          (2)   Form, Schedule or Registration Statement No.:

          (3)   Filing Party:

          (4)   Date Filed:

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Shareholder:

    I am writing you on an important matter relating to the Rydex family of funds (the "Funds"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of PADCO Advisors, Inc., the Funds' investment adviser that operates under the name Rydex Investments (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"), and certain of SBHC's affiliates entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates. Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision.

    This transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Funds' investment advisory agreements with the Investment Adviser and the sub-advisory agreement between the Investment Adviser and SGI.

    Accordingly, by this joint proxy statement, we are requesting that you vote to approve substantially identical investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser and, as applicable, SGI may continue to manage the Funds.

    In addition, we are requesting that you vote to approve a change to each Fund's "fundamental investment policy" on borrowing money, which currently is more prohibitive than necessary.

    A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for April 23, 2010 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

    Pursuant to these materials, you are being asked to approve proposals for the Funds, as listed above. Please note that you may receive similar materials if you own shares of other funds in the Rydex|SGI fund complex asking you to approve proposals for the other funds.

    You can vote in one of four ways:

    o By mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope,

    o Through the web site listed in the proxy voting instructions,

    o By telephone using the toll-free number listed in the proxy voting instructions, or

    o In person at the shareholder meeting on April 23, 2010.

    We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider these proposals and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

    We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                 Sincerely,

                                 /s/ Richard M. Goldman

                                 Richard M. Goldman
                                 President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

    By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning your investment in the Rydex family of funds (the "Funds").

    The first two proposals relate to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"). This change in control affects the Funds' advisory agreement with the Investment Adviser and the Investment Adviser's sub-advisory agreement with SGI.

    The third proposal relates to a proposed change in each Fund's ability to borrow money. Each Fund has a "fundamental investment policy" on borrowing that is more prohibitive than necessary and than applicable law requires. Thus, the third proposal seeks to amend the current fundamental investment policy on borrowing money in order to provide the Funds with the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes (a certain type of leverage), consistent with current law and with the Funds' investment strategies and objectives.

Q. WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser and SGI, and certain of SBHC's affiliates have entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, the Transaction will result in a change in control of the Investment Adviser and SGI within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment advisory agreements between the Investment Adviser and each of the Funds (the "Current Investment Advisory Agreements"). In addition, the transaction will result in the termination of each of the current sub-advisory agreements between the Investment Adviser and SGI, with respect to certain Funds (the "Current Sub-Advisory Agreements" and, together with the Current Investment Advisory Agreements, the "Current Agreements").

    At a Special Meeting of the Boards of Trustees of Rydex Series Funds and Rydex Dynamic Funds (collectively, the "Board") held on January 28, 2010, the Board considered and voted in favor of new investment advisory agreements between the Investment Adviser and each of the Funds (the "New Investment Advisory Agreements"), as well as new sub-advisory agreements between the Investment Adviser and SGI, with respect to certain Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements"), pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Adviser will continue to serve as investment adviser to each Fund and SGI will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by each of the Investment Adviser and SGI (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

    With respect to the third proposal, the 1940 Act requires shareholder approval to amend "fundamental investment policies" adopted by the Funds. Each Fund currently has in place a fundamental investment policy on its ability to borrow money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Each Fund's current fundamental investment policy on borrowing money, however, is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. Upon a request from management of the Funds, the Board has reviewed each Fund's fundamental investment policy on borrowing money and has recommended a change intended to simplify and modernize the policy. In general, the proposed change provides the Funds the maximum flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current applicable law and with the Funds' investment strategies and objectives. The proposal to amend each Fund's fundamental investment policy on borrowing money is unrelated to the Transaction.

Q.  WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the change in control.

Q.  WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Purchaser will also acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the change in control.

Q.  WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
    INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements.

Q. WHAT EFFECT WILL THE PROPOSED CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY HAVE ON THE FUNDS?

A. While this proposal is intended to provide the Investment Adviser and SGI, as applicable, with greater flexibility in managing each Fund's borrowing activity, a Fund would continue to be managed subject to limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement.

    Although the change would expand the ability of the Funds to borrow for investment purposes, the Advisers do not intend to materially increase the borrowing level of any Fund in the near future, and therefore believe that the proposed changes will not materially affect the investment risks currently associated with any Fund. To the extent a Fund expands its level of borrowing for investment purposes, which could be done without additional shareholder approval if the proposal is approved, the value of the Fund's shares may be more volatile than if the Fund did not borrow.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.  WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.  WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund assuming that the Transaction is completed.

Q.  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.  IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of each proposal.

Q.  HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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                       This page intentionally left blank.

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

    Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trusts' offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET for the purposes listed below:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1.  THE APPROVAL OF A NEW INVESTMENT                           ALL FUNDS
    ADVISORY AGREEMENT BETWEEN EACH
    TRUST AND PADCO ADVISORS, INC., WITH
    RESPECT TO EACH FUND

2.  THE APPROVAL OF A NEW SUB-ADVISORY                 RYDEX|SGI GLOBAL 130/30
    AGREEMENT BETWEEN PADCO ADVISORS,                       STRATEGY FUND
    INC. AND SECURITY GLOBAL INVESTORS,                RYDEX|SGI GLOBAL MARKET
    LLC, WITH RESPECT TO CERTAIN FUNDS                      NEUTRAL FUND

3.  THE APPROVAL OF A CHANGE TO THE                            ALL FUNDS
    FUNDAMENTAL INVESTMENT POLICY ON
    BORROWING MONEY, WITH RESPECT TO
    EACH FUND

4.  TO TRANSACT SUCH OTHER BUSINESS AS
    MAY PROPERLY COME BEFORE THE MEETING

    After careful consideration, the Board of Trustees of each Trust unanimously recommends that shareholders vote "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.

    Shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

    We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and

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

submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

                                             By Order of the Boards of Trustees,

                                             /s/ Richard M. Goldman

                                             Richard M. Goldman
                                             President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                                ON APRIL 23, 2010

                               RYDEX SERIES FUNDS

Rydex|SGI All-Asset Aggressive         Rydex High Yield Strategy Fund               Rydex Retailing Fund
         Strategy Fund

Rydex|SGI All-Asset Conservative            Rydex Internet Fund                   Rydex Russell 2000(R) 1.5x
         Strategy Fund                                                                 Strategy Fund

Rydex|SGI All-Asset Moderate              Rydex Inverse Government                Rydex Russell 2000(R) Fund
         Strategy Fund                    Long Bond Strategy Fund                     Rydex S&P 500 Fund

Rydex|SGI All-Cap Opportunity Fund        Rydex Inverse High Yield              Rydex S&P 500 Pure Growth Fund
                                                Strategy Fund

Rydex|SGI Alternative Strategies            Rydex Inverse Mid-Cap               Rydex S&P 500 Pure Value Fund
        Allocation Fund                         Strategy Fund

      Rydex Banking Fund                 Rydex Inverse NASDAQ-100(R)              Rydex S&P MidCap 400 Pure
                                                Strategy Fund                              Growth Fund

   Rydex Basic Materials Fund           Rydex Inverse Russell 2000(R)             Rydex S&P MidCap 400 Pure
                                                Strategy Fund                              Value Fund

    Rydex Biotechnology Fund                Rydex Inverse S&P 500                Rydex S&P SmallCap 600 Pure
                                                Strategy Fund                              Growth Fund

Rydex Commodities Strategy Fund         Rydex Japan 2x Strategy Fund             Rydex S&P SmallCap 600 Pure
                                                                                         Value Fund

  Rydex Consumer Products Fund              Rydex Leisure Fund                  Rydex Strengthening Dollar 2x
                                                                                        Strategy Fund

     Rydex Electronics Fund           Rydex|SGI Long/Short Commodities             Rydex Technology Fund
                                                Strategy Fund

       Rydex Energy Fund                  Rydex|SGI Managed Futures             Rydex Telecommunications Fund
                                                Strategy Fund

   Rydex Energy Services Fund                Rydex Mid-Cap 1.5x                   Rydex Transportation Fund
                                                Strategy Fund

Rydex Europe 1.25x Strategy Fund            Rydex|SGI Multi-Hedge                Rydex U.S. Government Money
                                               Strategies Fund                           Market Fund

 Rydex Financial Services Fund            Rydex NASDAQ-100(R) Fund                  Rydex Utilities Fund

    Rydex|SGI Global 130/30                    Rydex Nova Fund                    Rydex Weakening Dollar 2x
        Strategy Fund                                                                   Strategy Fund

    Rydex|SGI Global Market              Rydex Precious Metals Fund
         Neutral Fund

Rydex Government Long Bond 1.2x            Rydex Real Estate Fund
        Strategy Fund

    Rydex Health Care Fund

                                             RYDEX DYNAMIC FUNDS

     Dow 2x Strategy Fund                Inverse Russell 2000(R) 2x              NASDAQ-100(R) 2x Strategy Fund
                                               Strategy Fund
 Inverse Dow 2x Strategy Fund                                                   Russell 2000(R) 2x Strategy Fund
                                             Inverse S&P 500 2x
   Inverse NASDAQ-100(R) 2x                    Strategy Fund                        S&P 500 2x Strategy Fund
         Strategy Fund

                                TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS ...................................................  3

    Approval of New Investment Advisory and Sub-Advisory Agreements
    (Proposals 1 - 2) .......................................................  3
    Approval of a Change to the Funds' Fundamental Investment Policy on
    Borrowing (Proposal 3) ..................................................  3
    Information Regarding the Change in Control of the Investment Adviser
    and SGI .................................................................  4
    Section 15(f) of the 1940 Act ...........................................  6
    Approval of the New Agreements by the Board .............................  6
    Board Considerations in Approving the New Agreements ....................  7
    New Investment Advisory Agreements ......................................  8
    New Sub-Advisory Agreements ............................................. 11

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS ............. 14

    The Investment Adviser .................................................. 15
    Material Terms of the New Investment Advisory Agreements ................ 15

BOARD RECOMMENDATION ON PROPOSAL 1 .......................................... 17

PROPOSAL 2 - THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS .................... 18

    Information About SGI ................................................... 19
    Material Terms of the SGI Sub-Advisory Agreement ........................ 19

BOARD RECOMMENDATION ON PROPOSAL 2 .......................................... 20

PROPOSAL 3 - THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT
POLICY ON BORROWING MONEY ................................................... 21

    Proposed New Fundamental Investment Policy .............................. 21
    Discussion of Proposed Modification ..................................... 23

BOARD RECOMMENDATION ON PROPOSAL 3 .......................................... 24

OTHER BUSINESS .............................................................. 25

ADDITIONAL INFORMATION ...................................................... 25

    Administrator, Principal Underwriter and Transfer Agent ................. 25
    Affiliations and Affiliated Brokerage ................................... 25
    Other Information ....................................................... 25
    Voting Information ...................................................... 25
    Shareholder Proposals ................................................... 28

                                   APPENDICES

Appendix A    FORMS OF INVESTMENT ADVISORY AGREEMENTS .......................   A-1

Appendix B    INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENTS
              AND FEES PAID TO THE INVESTMENT ADVISER AND AFFILIATES ........   B-1

Appendix C    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS ......................   C-1

Appendix D-1  ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
              ADVISED BY PADCO ADVISORS, INC. AND PADCO ADVISORS II, INC. ... D-1-1

Appendix D-2  ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              OBJECTIVES SUB-ADVISED BY SECURITY GLOBAL INVESTORS, LLC ...... D-2-1

Appendix E    FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL
              INVESTORS, LLC ................................................   E-1

Appendix F    INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH SECURITY
              GLOBAL INVESTORS, LLC AND FEES PAID TO THE SUB-ADVISER ........   F-1

Appendix G    OUTSTANDING SHARES ............................................   G-1

Appendix H    BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND .....   H-1

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

    This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trusts to be held at the Trusts' offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any and all adjournments or postponements thereof (the "Meeting").

    The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trusts listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

PROPOSAL                                          SHAREHOLDERS SOLICITED TO VOTE

1.  THE APPROVAL OF A NEW INVESTMENT                         ALL FUNDS
    ADVISORY AGREEMENT BETWEEN EACH
    TRUST AND PADCO ADVISORS, INC.,
    WITH RESPECT TO EACH FUND

2.  THE APPROVAL OF A NEW SUB-ADVISORY               RYDEX|SGI GLOBAL 130/30
    AGREEMENT BETWEEN PADCO ADVISORS,                     STRATEGY FUND
    INC. AND SECURITY GLOBAL INVESTORS,                  RYDEX|SGI GLOBAL
    LLC, WITH RESPECT TO CERTAIN FUNDS                 MARKET NEUTRAL FUND

3.  THE APPROVAL OF A CHANGE TO THE                         ALL FUNDS
    FUNDAMENTAL INVESTMENT POLICY ON
    BORROWING MONEY, WITH RESPECT TO
    EACH FUND

4.  TO TRANSACT SUCH OTHER BUSINESS AS
    MAY PROPERLY COME BEFORE THE MEETING

    This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about March 22, 2010.

    The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

    You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on February 24, 2010 (the "Record Date").

    If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
             MATERIALS FOR THE MEETING TO BE HELD ON APRIL 23, 2010

    This Joint Proxy Statement is available at www.proxyonline.com/docs/ rydexSGI1.pdf. In addition, with respect to Rydex Dynamic Funds, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2009, including financial reports for the fiscal year ended December 31, 2009, and in any recent semi-annual report succeeding such annual report, if any. With respect to Rydex Series Funds, shareholders can find important information about each Fund in the Fund's annual report, dated March 31, 2009, including financial reports for the fiscal year ended March 31, 2009, and in any recent semiannual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trusts, or by calling the telephone number shown on the front page of this Joint Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

         APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
                                (PROPOSALS 1 - 2)

    Proposals 1 and 2 relate to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"). For purposes of this Joint Proxy Statement, the term "Advisers" collectively refers to the Investment Adviser and SGI.

    The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    Upon completion of a transaction involving the Investment Adviser and SGI, which is discussed in more detail below, the Funds' current investment advisory agreements with the Investment Adviser will be terminated. In addition, the transaction will result in the termination of the current sub-advisory agreements between the Investment Adviser and SGI, with respect to Rydex|SGI Global 130/30 Strategy Fund and Rydex|SGI Global Market Neutral Fund (the "Sub-Advised Funds"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and SGI, with respect to the Sub-Advised Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements").

       APPROVAL OF A CHANGE TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON
                             BORROWING (PROPOSAL 3)

    In addition to considering the New Agreements in Proposals 1 and 2, shareholders of the Funds also are being asked to consider the approval of a change to each Fund's current fundamental investment policy on borrowing money. The 1940 Act requires that a fund adopt a fundamental investment policy on borrowing. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. Each Fund's current fundamental investment policy on borrowing money is more restrictive than the 1940 Act requires, unnecessarily limiting investment strategies. Accordingly, Proposal 3 seeks approval of a change to each Fund's fundamental investment policy on borrowing money in order to permit a Fund to engage in borrowing money consistent with applicable law. Proposal 3 is unrelated to Proposals 1 and 2.

  FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
     "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE FUNDAMENTAL
                      INVESTMENT POLICY ON BORROWING MONEY.

      INFORMATION REGARDING THE CHANGE IN CONTROL OF THE INVESTMENT ADVISER
                                     AND SGI

    On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser and SGI, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").

    The final form of the Purchaser's controlling stake in the Investment Adviser, SGI and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), a wholly-owned subsidiary of SBHC and the parent company of the Investment Adviser, SGI and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates (the "Contingent Asset Management Purchase and Sale").

    In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction is conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note from the Purchaser and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates.

    The Transaction should not result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, the Transaction will result in a "change in control" of the Investment Adviser and SGI within the meaning of the 1940 Act. This will automatically terminate each of the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements") and the current sub-advisory agreements between the Investment Adviser and SGI, with respect to the Sub-Advised Funds (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") (together, the Current Investment Advisory and Current Sub-Advisory Agreements are referred to as the "Current Agreements").

    In addition, the Purchaser will acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction.

    Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

    While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which include interim investment advisory agreements with the Investment Adviser and reorganization or liquidation of the Fund(s).

                          SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the Funds to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any Fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

    Consistent with the conditions of Section 15(f), SecBen and the Purchaser have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser and SGI represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

                   APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

    At a Special Meeting of the Board held on January 28, 2010 (the "January 2010 Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trusts and who are not interested persons of any party to the New Agreements (the "Independent Trustees"), were present, the Board considered and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Advisers will continue to serve each Fund, as applicable, after the completion of the Transaction. Each Adviser's rate of fees for its services to each Fund under a New Agreement, as applicable, will be the same as its fees under the Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. As a result, in reviewing the New Agreements at the January 2010 Meeting, the Board also considered its review of relevant materials relating to the Current Agreements at the annual renewal meeting on August 25, 2009 (the "2009 Renewal Meeting").

              BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

    Prior to the January 2010 Meeting, representatives of SecBen informed the Board that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Investment Adviser, SGI and affiliates. With respect to the Transaction, the Board reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition, (b) information regarding Guggenheim's affiliated investment advisers, (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters, and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Board with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Adviser and SGI after the closing of the Transaction.

    In considering the New Agreements at the January 2010 Meeting, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser and SGI that was provided in connection with the 2009 Renewal Meeting. The Trustees noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds.

    At the 2009 Renewal Meeting, the Trustees, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the

Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisers' profitability from their Fund-related operations;
(h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the 2009 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

    In approving the New Agreements, the Trustees also considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with the Purchaser and its other non-managing members. The Trustees considered these representations and the financial stability the Transaction was expected to bring to the Advisers and the Affiliated Service Providers in the context of the current financial challenges facing certain SBHC affiliates. The Trustees also considered representations by Guggenheim regarding additional resources that could be made available to the Advisers and the Affiliated Service Providers if beneficial to their operations.

                       NEW INVESTMENT ADVISORY AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreements and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreements. In reviewing the scope of services provided to the Funds by the Investment Adviser, the Board reviewed and discussed at the 2009 Renewal Meeting the Investment Adviser's investment experience, noting that the Investment Adviser and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Investment Adviser's compliance programs and its compliance record with respect to the Funds. In that regard, the Board noted that the Investment Adviser provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Investment Adviser's investment processes and strategies, and matters related to the Investment Adviser's portfolio transaction policies and procedures. The Board further noted that, with respect to the series of Rydex Series Funds, the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded at the 2009 Renewal Meeting that the nature, extent, and quality of services to be provided by the Investment Adviser to the Funds under the Current Investment Advisory Agreements were appropriate and continued to support the Board's original selection of the Investment Adviser as the investment adviser to the Funds.

    At the January 2010 Meeting, the Board noted that most of the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the Transaction and that the services provided to the Funds by the Investment Adviser are not expected to materially change. The Trustees also considered SecBen's and Guggenheim's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Board concluded that the range and quality of services provided by the Investment Adviser to the Funds were expected to continue under the New Investment Advisory Agreements at comparable levels.

    FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Investment Adviser to comprise each Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, certain of the Funds' applicable peer groups are generally limited to the funds of two unaffiliated mutual fund families. In addition, at the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time (as applicable to those Funds which track a benchmark), and a comparison of each Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds (or, with respect to the series of Rydex Dynamic Funds, the lack of a sizable peer group), the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Funds. The Board noted that, with respect to the series of Rydex Series Funds, most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on the review at the 2009 Renewal Meeting, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Investment Advisory Agreements. Based on the representations made by SecBen and Guggenheim at the January 2010 Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it operates today, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

    COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE INVESTMENT ADVISER AND ITS AFFILIATES. At the 2009 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements for the last calendar year. The Investment Adviser also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also reviewed information regarding direct revenue received by the Investment Adviser and ancillary revenue received by the Investment Adviser and/or its affiliates in connection with the services provided to the Funds by the Investment Adviser (as discussed below) and/or its affiliates. The Board also discussed the Investment Adviser's profit margin as reflected in the Investment Adviser's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review at the 2009 Renewal Meeting, the Board concluded that the profits to be realized by the Investment Adviser and its affiliates under the Current Investment Advisory Agreements and from other relationships between the Funds and the Investment Adviser and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

    At the January 2010 Meeting, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund's New Investment Advisory Agreement as they are under such Fund's Current Investment Advisory Agreement. The Board also noted that the Funds' applicable fee waiver/expense limitations agreements with the Investment Adviser would remain in effect, if the New Investment Advisory Agreements are approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Adviser's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Board concluded that the fees to be paid under the Current Investment Advisory Agreements and under the New Investment Advisory Agreements are reasonable.

    ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2009 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that the Current Investment Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that, though the Investment Adviser's assets under management were significant, the amount is spread among many Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The Board also reviewed and considered the Investment Adviser's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at the time of the 2009 Renewal Meeting. At the January 2010 Meeting, the Trustees noted that the fees would not change under the New Investment Advisory Agreements, and they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreements when the next renewal of these Agreements comes before the Board.

    OTHER BENEFITS TO THE INVESTMENT ADVISER AND/OR ITS AFFILIATES. At the 2009 Renewal Meeting, in addition to evaluating the services provided by the Investment Adviser, the Board considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Affiliated Service Providers under separate agreements. The Board noted that the Investment Adviser reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Investment Adviser pursuant to Rule 17e-1 under the 1940 Act. Based on its review at its 2009 Renewal Meeting, the Board concluded that the nature and quality of the services provided by the Investment Adviser's affiliates to each Fund will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Adviser and noted that those financial benefits are available, in part, because of the involvement of the Investment Adviser in the Transaction. The Board also noted that the Transaction is expected to put the Investment Adviser on strong financial footing, enhancing its ability to provide continuous services to the Funds.

                           NEW SUB-ADVISORY AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY SGI. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by SGI under the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by SGI under the Current Sub-Advisory Agreements and the scope of services required to be provided by SGI under the New Sub-Advisory Agreements. In reviewing the scope of services provided by SGI, the Board reviewed and discussed SGI's investment experience, noting that SGI and its affiliates have committed significant resources over time to the support of the Sub-Advised Funds. At the 2009 Renewal Meeting, the Board also considered SGI's compliance program and its compliance record with respect to each Sub-Advised Fund. In that regard, the Board noted that SGI provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered SGI's investment processes and strategies, and matters related to SGI's portfolio transaction policies and procedures. The Board further noted that each Sub-Advised Fund has met its investment objectives consistently since SGI began sub-advising the Fund.

    At the January 2010 Meeting, the Board noted that key investment and management personnel of SGI servicing the Sub-Advised Funds and services provided to the Sub-Advised Funds are not expected change as a result of the Transaction. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by SGI to the Sub-Advised Funds under the New Sub-Advisory Agreements were appropriate and continued to support the Board's original selection of SGI as investment sub-adviser to the Sub-Advised Funds.

    FUND EXPENSES AND PERFORMANCE OF THE SUB-ADVISED FUNDS AND SGI. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by SGI and the Investment Adviser regarding the expense ratio components, including actual sub-advisory fees, waivers/reimbursements, and gross and net total expenses to each Sub-Advised Fund. In addition, the Board reviewed statistical information prepared by SGI relating to the performance of each Sub-Advised Fund and a comparison of each Sub-Advised Fund's performance to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review at the 2009 Renewal Meeting, the Board concluded that the investment sub-advisory fees and expense levels and the historical performance of the Sub-Advised Funds were satisfactory for the purposes of approving the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board concluded that SGI would continue to operate following the closing of the Transaction in much the same manner as it operates today and, as a result, the Board concluded that the investment performance of SGI was not expected to be affected by the Transaction.

    COST OF SERVICES PROVIDED TO THE SUB-ADVISED FUNDS, PROFITS REALIZED BY SGI AND ITS AFFILIATES AND ECONOMIES OF SCALE. At the 2009 Renewal Meeting, the Trustees reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiations, and the sub-advisory fees were comparable to those of peer funds. At its January 2010 Meeting, the Board concluded that, in the near future, the profits to be realized by SGI and its affiliates under the New Sub-Advisory Agreements and from other relationships between the Funds and SGI and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. The Board further noted at the January 2010 Meeting that it is not possible to predict with accuracy how the Transaction may affect SGI's future profitability with the Funds, but that this matter would be given further consideration on an ongoing basis.

    OTHER BENEFITS TO SGI. At the 2009 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits SGI might receive as a result of its relationship with the Sub-Advised Funds, including SGI's soft dollar practices, if any. The Board concluded that, taking into account any incidental benefits SGI might receive, the terms of the Current Sub-Advisory Agreements, including the compensation to be paid thereunder, were reasonable. At its January 2010 Meeting, the Board considered other benefits to SGI and its affiliates expected to be derived from its relationships with the Funds as a result of the Transaction. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of SGI and noted that those financial benefits are available, in part, because of the involvement of SGI in the Transaction. The Board also noted that the Transaction is expected to put SGI on strong financial footing, enhancing its ability to provide continuous services to the Funds.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE
 FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY. UNMARKED, PROPERLY SIGNED AND
                         DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

               THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

    As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. Rydex Series Funds, on behalf of its underlying Funds, has executed an investment advisory agreement with the Investment Adviser in connection with advisory services to such Funds. Rydex Dynamic Funds, on behalf of its underlying Funds, has executed an investment advisory agreement with the Investment Adviser in connection with advisory services to such Funds. Therefore, this Joint Proxy Statement solicits proxies with respect to two separate investment advisory agreements. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Advisory Agreements are attached in Appendix A.

    The terms of each New Investment Advisory Agreement are identical to those of the corresponding Current Investment Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

    As discussed above, the Board unanimously approved the New Investment Advisory Agreements and recommends the approval of the New Investment Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Investment Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

    The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

    PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix B. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trusts who hold positions with the Investment Adviser also is set forth in Appendix C. In addition, set forth in Appendix D-1 is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser.

    Currently, the Investment Adviser is a wholly-owned subsidiary of Rydex Holdings, LLC, which is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI."

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

    The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, forms of which are attached in Appendix A.

    DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

    o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

    o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of each Trust's Declaration of Trust, By-Laws and registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

    o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

    o vote any proxies for Fund securities;

    o provide the Trusts, and any other agent designated by the Trusts, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

    o provide other reports reasonably requested by the Trusts' officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

    INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trusts and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statements or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

    TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees are reasonable in light of the services that the Investment Adviser will provide to the Funds; and (c) agreed to approve the New Investment Advisory Agreements for an initial term of two years and to recommend the approval of the New Investment Advisory Agreements to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

                   THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                      RYDEX|SGI GLOBAL 130/30 STRATEGY FUND
                      RYDEX|SGI GLOBAL MARKET NEUTRAL FUND

    As discussed above, Proposal 2 relates to the approval by shareholders of the New Sub-Advisory Agreements between the Investment Adviser and SGI with respect to Rydex|SGI Global 130/30 Strategy Fund and Rydex|SGI Global Market Neutral Fund. You are being asked to vote separately on Proposal 2 solely with respect to the Sub-Advised Fund(s) that you own. A form of the New Sub-Advisory Agreements is attached in Appendix E.

    The terms of each New Sub-Advisory Agreement are identical to those of the corresponding Current Sub-Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, SGI will continue to render substantially the same services to the Sub-Advised Funds under the New Sub-Advisory Agreements that it currently renders to the Sub-Advised Funds under the Current Sub-Advisory Agreements.

    As discussed above, the Board unanimously approved the New Sub-Advisory Agreements and recommends the approval of the New Sub-Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Sub-Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

    The Current Sub-Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser and SGI, the Current Sub-Advisory Agreements will terminate. Thereafter, subject to shareholder approval, the New Sub-Advisory Agreements will go into effect.

    However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Sub-Advisory Agreements will not automatically terminate and will remain in effect, and the New Sub-Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

    The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding Sub-Advised Funds.

                                 INFORMATION ABOUT SGI

    Security Global Investors, LLC, located at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164, currently serves as sub-adviser to Rydex|SGI Global 130/30 Strategy Fund and Rydex|SGI Global Market Neutral Fund pursuant to the Current Sub-Advisory Agreement. Information regarding the Current Sub-Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to SGI, is provided in Appendix F. If the New Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of SGI is set forth in Appendix C. A list of the Trustees and officers of the Trusts who hold positions with SGI also is set forth in Appendix C. In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as the Sub-Advised Funds, for which SGI acts as investment manager, adviser or sub-adviser.

    Currently, SGI is a wholly-owned subsidiary of SBC. SBC is a wholly-owned subsidiary of SBHC, located at One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI."

                MATERIAL TERMS OF THE SGI SUB-ADVISORY AGREEMENT

    The following summary of the New Sub-Advisory Agreement between the Investment Adviser and SGI summarizes its material terms and is qualified in its entirety by reference to such New Sub-Advisory Agreement, a form of which is attached in Appendix E.

    DUTIES OF SGI. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, each between the Investment Adviser and SGI (collectively, the "SGI Sub-Advisory Agreements"), SGI, subject to the supervision of the Investment Adviser and the Board, is responsible for managing the assets of each of the Sub-Advised Funds, including making investment decisions and placing orders to purchase and sell securities for such Funds, all in accordance with the investment objective and policies of such Funds as reflected in their current prospectuses and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Adviser with, all books and records relating to the transactions it executes or that are otherwise required, and render to each of the Sub-Advised Funds and the Investment Adviser such periodic and special reports at any time upon reasonable request.

    INDEMNITY OBLIGATION. Under the SGI Sub-Advisory Agreements, SGI shall indemnify and hold harmless Rydex Series Funds and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) SGI being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in registration statement of a Sub-Advised Fund or any written guidelines or instruction provided in writing by the Board; (b) a Sub-Advised Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or (c) SGI's misfeasance or negligence generally in the performance of its duties thereunder or its negligent disregard of its obligations and duties thereunder.

    TERM AND CONTINUANCE. Under their terms, the SGI Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a Sub-Advised Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the SGI Sub-Advisory Agreements may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of a Sub-Advised Fund, or by the Investment Adviser. The Investment Adviser may terminate an SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under such SGI Sub-Advisory Agreement. Additionally, each SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement. SGI may terminate an SGI Sub-Advisory Agreement with respect to a Sub-Advised Fund, on 120 days' written notice to the Investment Adviser and the corresponding Fund.

                       BOARD RECOMMENDATION ON PROPOSAL 2

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable; (b) concluded that SGI's fees are reasonable in light of the services that it will provide to the Sub-Advised Funds; and (c) agreed to approve the New Sub-Advisory Agreements for an initial term of two years and to recommend the approval of the New Sub-Advisory Agreements to shareholders.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS OF THE SUB-ADVISED FUNDS
                              VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3

             THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT
               POLICY ON BORROWING MONEY WITH RESPECT TO ALL FUNDS

    Proposal 3 relates to a change to the "fundamental investment policy" on borrowing for the Funds. The 1940 Act requires that each Fund adopt a "fundamental" investment policy with respect to several types of activities, including borrowing money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage a Fund's portfolio, thereby potentially amplifying its gains and losses. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. Each Fund currently has in place a fundamental investment policy on its ability to borrow money that is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. In general, Proposal 3 is intended to provide the Funds the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current law and with the Funds' investment strategies and objectives.

                   PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY

    If Proposal 3 is approved by shareholders, the fundamental investment policy regarding borrowing for each Fund would read:

    [The Fund] shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

    CURRENT FUNDAMENTAL INVESTMENT POLICY FOR ALL SERIES OF THE RYDEX SERIES
     FUNDS (EXCEPT INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS METALS, GLOBAL MARKET NEUTRAL, GOVERNMENT
       LONG BOND 1.2X STRATEGY, INVERSE GOVERNMENT LONG BOND STRATEGY AND
                       U.S. GOVERNMENT MONEY MARKET FUNDS)

    The current fundamental investment policy regarding borrowing money for all series of the Rydex Series Funds (except Inverse NASDAQ-100(R) Strategy, Inverse S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Global Market Neutral, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy and U.S. Government Money Market Funds) reads:

    [Each Fund shall not] borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

       CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS METALS,
       GOVERNMENT LONG BOND 1.2X STRATEGY AND INVERSE GOVERNMENT LONG BOND
               STRATEGY FUNDS, EACH A SERIES OF RYDEX SERIES FUNDS

    The current fundamental investment policy regarding borrowing money for the Inverse NASDAQ-100(R) Strategy, Inverse S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds, each a series of Rydex Series Funds, reads:

    [Each Fund shall not] borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

        The Nova Fund and the Government Long Bond 1.2x Strategy Fund may borrow money, subject to the conditions of [the paragraph above], for the purpose of investment leverage.

        The Inverse Government Long Bond Strategy Fund may borrow money, subject to the conditions of [the paragraph above], but shall not make purchases while borrowing in excess of 5% of the value of its assets. For purposes of this subparagraph, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

           CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE GLOBAL MARKET
                NEUTRAL FUND, A SERIES OF RYDEX SERIES FUNDS

    The current fundamental investment policy regarding borrowing money for the Global Market Neutral Fund, a series of Rydex Series Funds, reads:

    [The Fund shall not] borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

          CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE U.S. GOVERNMENT
                MONEY MARKET FUND, A SERIES OF RYDEX SERIES FUNDS

    The current fundamental investment policy regarding borrowing money for the U.S. Government Money Market Fund, a series of Rydex Series Funds, reads:

    [The Fund may borrow] money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by [the Fund] promptly.

    As required by the [1940 Act], [the] Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of [the] Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

    In addition to the foregoing, the [Fund is] authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of [the] Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The [Fund is] authorized to pledge portfolio securities as the [Investment Adviser] deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

           CURRENT FUNDAMENTAL INVESTMENT POLICY FOR ALL SERIES OF THE
                               RYDEX DYNAMIC FUNDS

    The current fundamental investment policy regarding borrowing money for all series of the Rydex Dynamic Funds reads:

    [Each Fund shall not] borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

                       DISCUSSION OF PROPOSED MODIFICATION

    The proposed modification to each Fund's fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would allow the Funds to borrow to the extent permitted by the 1940 Act. The 1940 Act currently permits a fund to borrow from banks for any purpose, in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. Under the 1940 Act, a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

    The proposed modification would also allow each Fund's borrowing policy to conform to future changes in the 1940 Act -- and interpretations thereunder -- without further Board or shareholder action. The modification would therefore ensure that the Funds maintain the maximum possible amount of flexibility to engage in borrowing activity, without incurring the additional expenses necessary to further amend the Funds' fundamental investment policies.

    The proposed modification would expand the ability of the Funds to borrow for investment purposes. Currently, each Fund's fundamental investment policy limits the ability of the Fund to borrow except subject to certain restrictions (e.g., limitation on purchasing securities when borrowing exceeds 5% of total assets) or under certain circumstances (e.g., to meet redemption requests). If approved, the change would permit each Fund to borrow for any purpose. However, borrowing by a Fund would occur only if consistent with the Fund's disclosure in its registration statement.

    The Investment Adviser and SGI, as applicable, do not presently intend to materially increase the borrowing level of any Fund, and believe that the proposed change will not materially affect the investment risks currently associated with any Fund. To the extent that any borrowing by a Fund involves leveraging, however, the Fund's net asset value may be subject to increased volatility. This is because borrowing can magnify the effect of an increase or decrease in the value of a Fund's holdings. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed money.

    Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would continue to apply unchanged.

                       BOARD RECOMMENDATION ON PROPOSAL 3

    At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed new fundamental investment policy on borrowing money and to recommend the approval of the proposed new fundamental investment policy on borrowing money to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 3

                                 OTHER BUSINESS

    The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

    The principal underwriter/distributor of the Trusts is Rydex Distributors, Inc. ("Rydex Distributors"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Investment Adviser and SGI. Rydex Fund Services, Inc. ("Rydex Fund Services"), also an affiliate of the Investment Adviser and SGI, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to each of Rydex Distributors and Rydex Fund Services during the previous fiscal year is provided in Appendix B.

    Although the Purchaser will acquire control of the Affiliated Service Providers as a result of the Transaction, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the changes in control.

                       AFFILIATIONS AND AFFILIATED BROKERAGE

    During the Funds' most recent fiscal years, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser or SGI, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

    Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

                               VOTING INFORMATION

    PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about March 22, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of the Investment Adviser or SGI or their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

    COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen. The estimated cost of retaining The Altman Group is approximately $456,817.

    SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund's shares entitled to vote on a Proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 1, Proposal 2, and Proposal 3, abstentions and broker non-votes will effectively be a vote against Proposal 1, Proposal 2, and Proposal 3. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

    Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix G, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix H. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.

    The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

    In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trusts prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

    REQUIRED VOTE. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less.

    The Current Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser and SGI, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 and/or Proposal 2 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options.

    With respect to Proposal 3, should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

    SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that each Trust sends. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts' shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

    The Trusts are organized as statutory trusts under the laws of Delaware. As such, the Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Series Funds or Rydex Dynamic Funds, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 By Order of the Boards of Trustees,

                                 Sincerely,

                                 /s/ Richard M. Goldman

                                 Richard M. Goldman
                                 President

                                   APPENDIX A

                     FORMS OF INVESTMENT ADVISORY AGREEMENTS

                               ADVISORY AGREEMENT

    ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1. THE ADVISER'S SERVICES.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign subcustodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

    3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

    4. BROKERAGE.

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

    5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

    6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

    Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative, All Asset Moderate, All Asset Aggressive, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds, except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund, except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this
    Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
    Section 3(a), whether or not specifically referenced in such report.

    8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any

Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

    9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

    The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

    This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12. DURATION AND TERMINATION.

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

    In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

    13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

    14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

    15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

    18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

    19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                   RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                   By: ________________________________________
                       Name: Richard M. Goldman
                       Title: President

                   PADCO ADVISORS, INC.

                   By: ________________________________________
                       Name: Richard M. Goldman
                       Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                              PADCO ADVISORS, INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                      RATE
-------------------------------------------------------------------------------
Nova Fund* .............................................................  0.75%
Inverse S&P 500 Strategy* ..............................................  0.90%
NASDAQ-100(R)* .........................................................  0.75%
Inverse NASDAQ-100(R)Strategy ..........................................  0.90%
Mid-Cap 1.5x Strategy* .................................................  0.90%
Russell 2000(R)1.5x Strategy ...........................................  0.90%
Government Long Bond 1.2x Strategy .....................................  0.50%
Inverse Government Long Bond Strategy* .................................  0.90%
Europe 1.25x Strategy ..................................................  0.90%
Japan 2x Strategy ......................................................  0.75%
S&P 500 Pure Value (formerly Large-Cap Value) ..........................  0.75%
S&P 500 Pure Growth (formerly Large-Cap Growth) ........................  0.75%
S&P Mid Cap 400 Pure Value (formerly Mid-Cap Value) ....................  0.75%
S&P Mid-Cap 400 Pure Growth (formerly Mid-Cap Growth) ..................  0.75%
Inverse Mid-Cap Strategy* ..............................................  0.90%
S&P Small-Cap 600 Pure Value (formerly Small-Cap Value) ................  0.75%
S&P Small-Cap 600 Pure Growth (formerly Small-Cap Growth) ..............  0.75%
Inverse Russell 2000(R)Strategy ........................................  0.90%
Strengthening Dollar 2x Strategy .......................................  0.90%
Weakening Dollar 2x Strategy ...........................................  0.90%
U.S. Government Money Market ...........................................  0.50%
High Yield Strategy ....................................................  0.75%
Global Market Neutral ..................................................  1.20%
Long/Short Commodities Strategy ........................................  0.90%
Multi-Hedge Strategies Fund ............................................  1.15%
Banking ................................................................  0.85%
Basic Materials ........................................................  0.85%
Biotechnology ..........................................................  0.85%
Consumer Products ......................................................  0.85%
Electronics ............................................................  0.85%
Energy .................................................................  0.85%
Energy Services ........................................................  0.85%
Financial Services .....................................................  0.85%
Health Care ............................................................  0.85%
Internet ...............................................................  0.85%
Leisure ................................................................  0.85%
Precious Metals ........................................................  0.75%
Real Estate ............................................................  0.85%
Retailing ..............................................................  0.85%
Technology .............................................................  0.85%
Telecommunications .....................................................  0.85%
Transportation .........................................................  0.85%
Utilities ..............................................................  0.85%
Commodities Strategy ...................................................  0.75%
All-Cap Opportunity (formerly Sector Rotation) .........................  0.90%
Global 130/30 Strategy (formerly Multi-Cap Core Equity).................  0.70%
S&P 500 ................................................................  0.75%
Russell 2000(R) ........................................................  0.75%
Managed Futures Strategy ...............................................  0.90%
Inverse High Yield Strategy ............................................  0.75%
All-Asset Moderate Strategy (formerly Essential Portfolio Moderate) ....  0.00%
All-Asset Conservative Strategy
(formerly Essential Portfolio Conservative) ............................  0.00%
All-Asset Aggressive Strategy
(formerly Essential Portfolio Aggressive) ..............................  0.00%
Alternative Strategies Allocation ......................................  0.00%

* The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

                               ADVISORY AGREEMENT

    ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1. THE ADVISER'S SERVICES.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and

    Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub- custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

    3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

    4. BROKERAGE.

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

    5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

    6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

    7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the

    Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

        (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this
    Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
    Section 3(a), whether or not specifically referenced in such report.

    8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

    9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

    The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

    This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12. DURATION AND TERMINATION.

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this

    Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

    In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

    13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

    14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

    15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

    18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

    19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                   RYDEX DYNAMIC FUNDS, on behalf of each Fund listed on Schedule A

                   By: ________________________________________
                       Name: Richard M. Goldman
                       Title: President

                   PADCO ADVISORS, INC.

                   By: ________________________________________
                       Name: Richard M. Goldman
                       Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                              PADCO ADVISORS, INC.

    The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                      RATE
-------------------------------------------------------------------------------
S&P 500 2x Strategy* ...................................................  0.90%
Inverse S&P 500 2x Strategy* ...........................................  0.90%
NASDAQ-100(R) 2x Strategy* .............................................  0.90%
Inverse NASDAQ-100(R) 2x Strategy* .....................................  0.90%
Dow 2x Strategy* .......................................................  0.90%
Inverse Dow 2x Strategy* ...............................................  0.90%
Russell 2000(R) 2x Strategy ............................................  0.90%
Inverse Russell 2000(R) 2x Strategy ....................................  0.90%

* The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

                                   APPENDIX B

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
               AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER
                                 AND AFFILIATES

    PADCO Advisors, Inc. (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Series Funds ("RSF") and Rydex Dynamic Funds ("RDF") pursuant to (i) an investment advisory agreement between RSF, on behalf of all RSF series, and the Investment Adviser, made January 18, 2008, as amended; and (ii) an investment advisory agreement between RDF, on behalf of all RDF series, and the Investment Adviser, made January 18, 2008, as amended. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, Inc. ("RDI") serves as principal underwriter to the Funds. RFS and RDI are affiliates of the Investment Adviser. The tables below provide the following information:

    (i) the date on which a Fund's shareholders last approved the Fund's investment advisory agreement;

    (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

    (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2009 for RDF;

    (iv) the amount of fees paid by each Fund to RFS for RFS' administrative and transfer agent services for the Fund during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2009 for RDF;

    (v) the amount of accounting service fees paid by each Fund to RFS for RFS' services as the accounting services agent for the Fund during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2009 for RDF; and

    (vi) the amount of distribution fees paid by each Fund to RDI for RDI's services as principal underwriter to the Fund pursuant to the Fund's distribution and shareholder services plans during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2009 for RDF.

    Each Fund did not pay any brokerage commissions to RDI or its affiliates during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2009 for RDF.

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX DYNAMIC
FUNDS:
-------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS                DATE OF LAST                  MANAGEMENT FEES       ADMINISTRATIVE
                                   SHAREHOLDER   MANAGEMENT    PAID TO INVESTMENT   SERVICE FEES PAID TO   ACCOUNTING SERVICE
SERIES NAME                          APPROVAL       FEES            ADVISER                 RFS             FEES PAID TO RFS
-----------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                12/20/2007      0.90%          $  328,615             $ 91,282              $ 54,769
Inverse Dow 2x Strategy Fund        12/20/2007      0.90%          $  460,068             $127,797              $ 76,678
Inverse NASDAQ-100(R) 2x
Strategy Fund                       12/20/2007      0.90%          $  976,080             $271,133              $162,681
Inverse Russell 2000(R) 2x
Strategy Fund                       12/20/2007      0.90%          $  453,261             $125,906              $ 75,544
Inverse S&P 500 2x Strategy Fund    12/20/2007      0.90%          $1,957,699             $543,805              $326,284
NASDAQ-100(R) 2x Strategy Fund      12/20/2007      0.90%          $1,734,086             $481,690              $289,015
Russell 2000(R) 2x Strategy Fund     11/1/2007      0.90%          $  299,266             $ 83,129              $ 49,872
S&P 500 2x Strategy Fund             11/1/2007      0.90%          $1,657,951             $460,452              $276,326

DISTRIBUTION FEES PAID BY SERIES OF RYDEX DYNAMIC FUNDS:
--------------------------------------------------------
                                                A-CLASS             C-CLASS             H-CLASS
SERIES NAME                                (0.25% 12B-1 FEE)   (1.00% 12B-1 FEE)   (0.25% 12B-1 FEE)
----------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                            $15,857             $ 45,682            $ 64,005
Inverse Dow 2x Strategy Fund                    $ 6,839             $ 38,510            $111,330
Inverse NASDAQ-100(R) 2x Strategy Fund          $ 6,072             $ 73,991            $246,563
Inverse Russell 2000(R) 2x Strategy Fund        $ 4,688             $ 42,521            $110,588
Inverse S&P 500 2x Strategy Fund                $28,403             $200,880            $465,182
NASDAQ-100(R) 2x Strategy Fund                  $20,015             $175,644            $417,764
Russell 2000(R) 2x Strategy Fund                $ 3,750             $ 30,086            $ 71,859
S&P 500 2x Strategy Fund                        $34,616             $241,178            $365,631

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES
FUNDS:
------------------------------------------------------------------------------

RYDEX SERIES FUNDS                 DATE OF LAST                  MANAGEMENT FEES        ADMINISTRATIVE
                                   SHAREHOLDER    MANAGEMENT   PAID TO INVESTMENT    SERVICE FEES PAID TO  ACCOUNTING SERVICE
SERIES NAME                          APPROVAL       FEES             ADVISER                 RFS            FEES PAID TO RFS
-----------------------------------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset Aggressive
Strategy Fund                       12/20/2007      0.00%(1)       $        0(1)          $       0(2)           $      0(2)
Rydex|SGI All-Asset Conservative
Strategy Fund                       12/20/2007      0.00%(1)       $        0(1)          $       0(2)           $      0(2)
Rydex|SGI All-Asset Moderate
Strategy Fund                       12/20/2007      0.00%(1)       $        0(1)          $       0(2)           $      0(2)
Rydex|SGI All-Cap
Opportunity Fund                    12/20/2007      0.90%          $2,786,051             $ 773,903              $288,527
Rydex|SGI Alternative Strategies
Allocation Fund                       3/7/2008      0.00%(1)       $        0(1)          $      0(2)            $      0(2)
Rydex Banking Fund                  12/20/2007      0.85%          $  152,561             $  44,871              $ 17,948
Rydex Basic Materials Fund          12/20/2007      0.85%          $  836,050             $ 245,897              $ 98,359
Rydex Biotechnology Fund            12/20/2007      0.85%          $  811,452             $ 238,662              $ 95,465
Rydex Commodities Strategy Fund     12/20/2007      0.75%(3)       $  392,420(8)          $ 127,025(8)           $ 50,810(8)
Rydex Consumer Products Fund         10/4/2007      0.85%          $  291,418             $  85,711              $ 34,284
Rydex Electronics Fund              12/20/2007      0.85%          $  117,178             $  34,464              $ 13,786
Rydex Energy Fund                   12/20/2007      0.85%          $  845,391             $ 248,644              $ 99,458
Rydex Energy Services Fund          12/20/2007      0.85%          $1,090,979             $ 320,876              $128,275
Rydex Europe 1.25x Strategy Fund     11/1/2007      0.90%          $  155,457             $  43,182              $ 17,273
Rydex Financial Services Fund        11/1/2007      0.85%          $   98,718             $  29,035              $ 11,614
Rydex|SGI Global 130/30
Strategy Fund                       12/20/2007      1.05%(4)       $   67,805             $  52,496              $ 20,999
Rydex|SGI Global Market
Neutral Fund                         3/30/2009      1.20%          $      488(7)          $     101(7)           $     41(7)
Rydex Government Long Bond 1.2x
Strategy Fund                       12/20/2007      0.50%          $  563,994             $ 144,850              $ 72,425

RYDEX SERIES FUNDS                 DATE OF LAST                 MANAGEMENT FEES         ADMINISTRATIVE
                                   SHAREHOLDER    MANAGEMENT   PAID TO INVESTMENT    SERVICE FEES PAID TO  ACCOUNTING SERVICE
SERIES NAME                          APPROVAL        FEES           ADVISER                  RFS            FEES PAID TO RFS
-----------------------------------------------------------------------------------------------------------------------------
Rydex Health Care Fund               11/1/2007      0.85%         $  391,222              $  115,066            $ 46,026
Rydex High Yield Strategy Fund       10/4/2007      0.75%         $  516,174              $  172,058            $ 68,520
Rydex Internet Fund                  11/1/2007      0.85%         $   82,817              $   24,358            $  9,743
Rydex Inverse Government
Long Bond Strategy Fund             12/20/2007      0.90%         $4,242,582              $1,178,495            $413,469
Rydex Inverse High Yield
Strategy Fund                       12/20/2007      0.75%         $  123,742              $   41,247            $ 16,499
Rydex Inverse Mid-Cap
Strategy Fund                       12/20/2007      0.90%         $  105,433              $   29,287            $ 11,715
Rydex Inverse NASDAQ-100(R)
Strategy Fund                       12/20/2007      0.90%         $  516,935              $  143,593            $ 57,437
Rydex Inverse Russell 2000(R)
Strategy Fund                       12/20/2007      0.90%         $  389,342              $  108,150            $ 43,260
Rydex Inverse S&P 500
Strategy Fund                       12/20/2007      0.90%         $2,531,099              $  703,083            $272,127
Rydex Japan 2x Strategy Fund         2/22/2008      0.75%         $   38,396              $   12,799            $  5,119
Rydex Leisure Fund                  12/20/2007      0.85%         $   28,960              $    8,518            $  3,407
Rydex|SGI Long/Short Commodities
Strategy Fund                        6/25/2009      0.90%(3)      $  198,953(5)           $   49,304(5)         $ 19,721(5)
Rydex|SGI Managed Futures
Strategy Fund                       12/20/2007      0.90%(3)      $5,915,510              $1,643,197            $447,226
Rydex Mid-Cap 1.5x Strategy Fund    12/20/2007      0.90%         $  195,882              $   54,412            $ 21,765
Rydex|SGI Multi-Hedge
Strategies Fund                     12/20/2007      1.15%(3)      $ 1,200,685(6)          $        0(6)         $      0(6)
Rydex NASDAQ-100(R) Fund            12/20/2007      0.75%         $ 4,082,452             $1,360,817            $446,976
Rydex Nova Fund                     12/20/2007      0.75%         $   719,954             $  239,985            $ 95,994
Rydex Precious Metals Fund          12/20/2007      0.75%         $ 1,244,276             $  414,759            $165,904

RYDEX SERIES FUNDS                 DATE OF LAST                 MANAGEMENT FEES        ADMINISTRATIVE
                                   SHAREHOLDER   MANAGEMENT   PAID TO INVESTMENT    SERVICE FEES PAID TO   ACCOUNTING SERVICE
SERIES NAME                         APPROVAL        FEES            ADVISER                 RFS             FEES PAID TO RFS
-----------------------------------------------------------------------------------------------------------------------------
Rydex Real Estate Fund              10/4/2007       0.85%         $  182,400             $   53,647             $ 21,459
Rydex Retailing Fund               12/20/2007       0.85%         $   67,185             $   19,760             $  7,904
Rydex Russell 2000(R) 1.5x
Strategy Fund                      12/20/2007       0.90%         $  223,092             $   61,970             $ 24,788
Rydex Russell 2000(R) Fund          11/1/2007       0.75%         $  128,075             $   42,692             $ 17,048
Rydex S&P 500 Fund                  11/1/2007       0.75%         $  884,588             $  294,863             $117,971
Rydex S&P 500 Pure Growth Fund      2/12/2008       0.75%         $  154,390             $   51,464             $ 20,585
Rydex S&P 500 Pure Value Fund      12/20/2007       0.75%         $  162,604             $   54,201             $ 21,681
Rydex S&P MidCap 400 Pure
Growth Fund                         11/1/2007       0.75%         $  238,346             $   79,449             $ 31,779
Rydex S&P MidCap 400 Pure
Value Fund                          1/31/2008       0.75%         $   57,855             $   19,285             $  7,714
Rydex S&P SmallCap 600 Pure
Growth Fund                         11/1/2007       0.75%         $   70,579             $   23,527             $  9,411
Rydex S&P SmallCap 600 Pure
Value Fund                          11/1/2007       0.75%         $  102,427             $   34,143             $ 13,657
Rydex Strengthening Dollar 2x
Strategy Fund                      12/20/2007       0.90%         $  197,221             $  270,058             $108,023
Rydex Technology Fund              12/20/2007       0.85%         $  141,470             $   41,609             $ 16,643
Rydex Telecommunications Fund       11/1/2007       0.85%         $   85,239             $   25,070             $ 10,028
Rydex Transportation Fund           1/31/2008       0.85%         $  196,438             $   57,776             $ 23,110
Rydex U.S. Government Money
Market Fund                         11/1/2007       0.50%         $7,213,212             $2,885,285             $770,294
Rydex Utilities Fund               12/20/2007       0.85%         $  271,807             $   79,943             $ 31,978
Rydex Weakening Dollar 2x
Strategy Fund                      12/20/2007       0.90%         $  812,462             $  225,684             $ 90,274

(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Investment Adviser has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3) The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

(4) The Fund's management fee of 1.05% was effective April 1, 2009. Prior to April 1, 2009, the Fund paid the Investment Adviser a management fee that was comprised of two components: the first component was an annual basic fee equal to 0.70% of the Fund's average daily net assets, and the second component was a performance fee adjustment, resulting in a minimum fee of 0.50% and a maximum fee of 0.90%.

(5) From commencement of operation June 25, 2009 through fiscal year end December 31, 2009.

(6) The Fund changed its fiscal year to December 31 in 2009. Investment advisory fees are provided for the period April 1, 2009 through December 31, 2009. The Investment Adviser has contractually agreed to pay all operating expenses of the fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(7) From commencement of operations on March 30, 2009.

(8) The Fund changed its fiscal year to December 31 in 2009. Fees are provided for the period April 1, 2009 through December 31, 2009.

DISTRIBUTION FEES PAID BY SERIES OF RYDEX SERIES FUND*:
-------------------------------------------------------
(*For A-Class, C-Class, H-Class and Advisor Class shares. Investor Class shares and Investor 2 Class shares were not subject to distribution fees.)

RYDEX SERIES FUNDS

SERIES NAME                                        A-CLASS          C-CLASS          H-CLASS       ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset Aggressive Strategy Fund       $      0        $   41,708        $      0             N/A
Rydex|SGI All-Asset Conservative Strategy Fund     $      0        $   37,526        $      0             N/A
Rydex|SGI All-Asset Moderate Strategy Fund         $      0        $  192,074        $      0             N/A
Rydex|SGI All-Cap Opportunity Fund                 $111,339        $  936,299        $428,489             N/A
Rydex|SGI Alternative Strategies Allocation Fund   $      0        $   43,815        $      0             N/A
Rydex Banking Fund                                 $  2,406        $   28,923             N/A        $ 11,895
Rydex Basic Materials Fund                         $ 11,994        $   78,533             N/A        $ 40,655
Rydex Biotechnology Fund                           $ 10,880        $   47,497             N/A        $ 37,423
Rydex Commodities Strategy Fund*                   $ 15,922        $   44,455        $ 99,990             N/A
Rydex Consumer Products Fund                       $  7,260        $   34,234             N/A        $ 54,150
Rydex Electronics Fund                             $    202        $    8,878             N/A        $  4,390
Rydex Energy Fund                                  $ 14,686        $  157,310             N/A        $ 51,897
Rydex Energy Services Fund                         $ 25,769        $  191,456             N/A        $ 63,928
Rydex Europe 1.25x Strategy Fund                   $  2,395        $   34,845        $ 32,077             N/A
Rydex Financial Services Fund                      $  3,379        $   26,486             N/A        $  7,905
Rydex|SGI Global 130/30 Strategy Fund              $  3,898        $  106,585        $ 21,951             N/A
Rydex|SGI Global Market Neutral Fund               $     76        $        0        $     26             N/A
Rydex Government Long Bond 1.2x Strategy Fund      $ 38,020        $   66,700             N/A        $ 84,224
Rydex Health Care Fund                             $  2,869        $   63,105             N/A        $ 36,386
Rydex High Yield Strategy Fund                     $ 40,877        $   11,464        $128,315             N/A
Rydex Internet Fund                                $    373        $    9,455             N/A        $  6,558
Rydex Inverse Government Long Bond Strategy Fund   $139,264        $1,258,593             N/A        $148,094
Rydex Inverse High Yield Strategy Fund             $  3,947        $   26,583        $ 30,655             N/A
Rydex Inverse Mid-Cap Strategy Fund                $  1,593        $    9,838        $ 25,234             N/A

RYDEX SERIES FUNDS

SERIES NAME                                        A-CLASS          C-CLASS            H-CLASS     ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Rydex Inverse NASDAQ-100(R) Strategy Fund         $    8,876       $   59,467               N/A       $ 8,429
Rydex Inverse Russell 2000(R) Strategy Fund       $   12,526       $   50,281        $   83,054           N/A
Rydex Inverse S&P 500 Strategy Fund               $   41,365       $  222,265               N/A       $71,824
Rydex Japan 2x Strategy Fund                      $    1,932       $    4,375        $    9,773           N/A
Rydex Leisure Fund                                $      236       $    2,467               N/A       $ 4,913
Rydex|SGI Long/Short Commodities Strategy Fund*   $    7,540       $    8,664        $   39,599           N/A
Rydex|SGI Managed Futures Strategy Fund*          $1,264,652       $1,925,778        $3,083,709           N/A
Rydex Mid-Cap 1.5x Strategy Fund                  $    3,070       $   64,152        $   35,304           N/A
Rydex|SGI Multi-Hedge Strategies Fund*            $   63,391       $  212,860        $  136,681           N/A
Rydex NASDAQ-100(R) Fund                          $    9,783       $  106,465               N/A       $67,504
Rydex Nova Fund                                   $   16,382       $  197,887               N/A       $77,968
Rydex Precious Metals Fund                        $   18,347       $  191,374               N/A       $44,668
Rydex Real Estate Fund                            $   13,497       $   15,684        $   36,229           N/A
Rydex Retailing Fund                              $      226       $   11,201               N/A       $ 4,250
Rydex Russell 2000(R) 1.5x Strategy Fund          $    6,138       $   85,188        $   34,535           N/A
Rydex Russell 2000(R) Fund                        $    9,644       $   10,180        $   30,502           N/A
Rydex S&P 500 Fund                                $   22,091       $   89,619        $  250,365           N/A
Rydex S&P 500 Pure Growth Fund                    $   10,318       $   37,930        $   31,663           N/A
Rydex S&P 500 Pure Value Fund                     $    3,918       $   33,519        $   41,904           N/A
Rydex S&P MidCap 400 Pure Growth Fund             $    5,382       $   39,175        $   64,272           N/A
Rydex S&P MidCap 400 Pure Value Fund              $    2,036       $   19,701        $   12,324           N/A
Rydex S&P SmallCap 600 Pure Growth Fund           $    1,526       $   20,769        $   16,808           N/A
Rydex S&P SmallCap 600 Pure Value Fund            $    2,192       $   27,645        $   25,040           N/A
Rydex Strengthening Dollar 2x Strategy Fund       $   34,972       $  131,758        $  202,145           N/A
Rydex Technology Fund                             $    1,308       $   23,955               N/A       $14,926
Rydex Telecommunications Fund                     $      719       $   21,870               N/A       $14,299

RYDEX SERIES FUNDS

SERIES NAME                                       A-CLASS          C-CLASS          H-CLASS      ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Transportation Fund                         $ 1,448         $   18,108            N/A        $   14,512
Rydex U.S. Government Money Market Fund           $95,062         $1,326,559            N/A        $1,121,423
Rydex Utilities Fund                              $ 6,127         $   57,961            N/A        $   26,947
Rydex Weakening Dollar 2x Strategy Fund           $37,179         $  113,959       $160,015               N/A

-----------------
* These funds have a fiscal year end of December 31. For the Long Short Commodities Strategy Fund, information is provided for the period of June 25, 2009 through December 31, 2009 and for the Multi-Hedge Strategies and Commodities Strategy Funds, which changed their fiscal year during 2009, information is provided for the period of April 1, 2009 through December 31, 2009.

                                   APPENDIX C

                    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PADCO ADVISORS, INC. The business address of the directors and principal executive officers is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                       POSITION HELD WITH
NAME                   PADCO ADVISORS, INC.            OTHER PRINCIPAL OCCUPATION/POSITION
-----------------------------------------------------------------------------------------------------
Richard M. Goldman     Director and Chief              Senior Vice President, Security
                       Executive Officer               Benefit Corporation; Director, First
                                                       Security Benefit Life Insurance and
                                                       Annuity Company of New York;
                                                       President, Security Investors, LLC;
                                                       CEO, President, & Director, Rydex
                                                       Distributors, Inc.; President & CEO,
                                                       Rydex Holdings, LLC; CEO &
                                                       Director, PADCO Advisors II, Inc.;
                                                       Director, Rydex Fund Services, Inc.;
                                                       President and Manager, Security
                                                       Global Investors, LLC

Michael P. Byrum       Director, Chief Investment      Director, Chief Investment Officer,
                       Officer, President,             President, and Secretary, PADCO
                       and Secretary                   Advisors II, Inc.; Secretary, Rydex
                                                       Funds Services, Inc.; Chief
                                                       Investment Officer, Rydex Holdings,
                                                       LLC; Manager, Rydex Specialized
                                                       Products, LLC

   MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF SECURITY GLOBAL INVESTORS, LLC. The business address of the managers and principal executive officers is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

                       POSITION HELD WITH
                       SECURITY GLOBAL
NAME                   INVESTORS, LLC                  OTHER PRINCIPAL OCCUPATION/POSITION
-----------------------------------------------------------------------------------------------------
Richard M. Goldman     President and Manager           Senior Vice President, Security Benefit
                                                       Corporation; Director, First Security Benefit
                                                       Life Insurance and Annuity Company of New
                                                       York; President and Manager Representative,
                                                       Security Investors, LLC; CEO, President, &
                                                       Director, Rydex Distributors, Inc.;
                                                       President & CEO, Rydex Holdings, LLC;
                                                       CEO & Director, PADCO Advisors, Inc.;
                                                       CEO & Director, PADCO Advisors II, Inc.;
                                                       Director, Rydex Fund Services, Inc.

   TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH PADCO ADVISORS, INC. OR SECURITY GLOBAL INVESTORS, LLC. The business address of each of the following persons is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                       POSITION HELD WITH              POSITION HELD WITH INVESTMENT ADVISER
NAME                   THE FUNDS                       OR SUB-ADVISER
-----------------------------------------------------------------------------------------------------
Richard M. Goldman     Trustee and President           Director and Chief Executive Officer,
                                                       PADCO Advisors, Inc.

                                                       President and Manager, Security Global
                                                       Investors, LLC

Michael P. Byrum       Vice President                  Director, Chief Investment Officer, President,
                                                       and Secretary, PADCO Advisors, Inc.

Joanna M. Haigney      Chief Compliance Officer        Chief Compliance Officer and Secretary,
                                                       PADCO Advisors, Inc.

Keith Fletcher         Vice President                  Vice President, PADCO Advisors, Inc.

                                  APPENDIX D-1

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              OBJECTIVES ADVISED BY PADCO ADVISORS, INC. AND PADCO
                                ADVISORS II, INC.

   Each of the tables below lists the names of other mutual funds advised by PADCO Advisors, Inc. or PADCO Advisors II, Inc. (collectively, the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

SERIES OF RYDEX DYNAMIC FUNDS:
------------------------------

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
DOW 2X STRATEGY FUND, A SERIES OF                         0.90%                   $    51.87
RYDEX DYNAMIC FUNDS

Dow 2x Strategy Fund, a series of Rydex                   0.90%                   $    19.86
Variable Trust

INVERSE DOW 2X STRATEGY FUND, A SERIES                    0.90%                   $    39.51
OF RYDEX DYNAMIC FUNDS

Inverse Dow 2x Strategy Fund, a series                    0.90%                   $    18.02
of Rydex Variable Trust

INVERSE NASDAQ-100 2X STRATEGY FUND,                      0.90%                   $    69.57
A SERIES OF RYDEX DYNAMIC FUNDS

None                                                       N/A                         N/A

RUSSELL 2000 2X STRATEGY FUND, A SERIES                   0.90%                   $    45.30
OF RYDEX DYNAMIC FUNDS

Rydex Inverse 2x Russell 2000 ETF, a                      0.70%                   $    14.57
series of Rydex Variable Trust

S&P 500 2X STRATEGY FUND, A SERIES OF                     0.90%                   $   143.74
RYDEX DYNAMIC FUNDS

Rydex Inverse 2x S&P 500 ETF, a series                    0.70%                   $    87.75
of Rydex Variable Trust

NASDAQ-100 2X STRATEGY FUND, A SERIES                     0.90%                   $   228.51
OF RYDEX DYNAMIC FUNDS

NASDAQ-100 2x Strategy Fund, a series                     0.90%                   $    36.12
of Rydex Variable Trust

                                      D-1-1

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RUSSELL 2000 2X STRATEGY FUND, A SERIES                   0.90%                   $    28.69
OF RYDEX DYNAMIC FUNDS

Russell 2000 2x Strategy Fund, a series                   0.90%                   $     3.65
of Rydex Variable Trust

Rydex 2x Russell 2000 ETF, a series                       0.70%                   $    26.73
of Rydex ETF Trust

S&P 500 2X STRATEGY FUND, A SERIES OF                     0.90%                   $   326.21
RYDEX DYNAMIC FUNDS

S&P 500 2x Strategy Fund, a series of                     0.90%                   $    28.88
Rydex Variable Trust

Rydex 2x S&P 500 ETF, a series of                         0.70%                   $   104.67
Rydex ETF Trust

SERIES OF RYDEX SERIES FUNDS:
-----------------------------

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX|SGI ALL-ASSET AGGRESSIVE                            0.00%(1)                $     7.97
STRATEGY FUND, A SERIES OF RYDEX
SERIES FUNDS

All-Asset Aggressive Strategy Fund                        0.00%(1)                $    16.25
(formerly, Essential Portfolio Aggressive
Fund), a series of Rydex Variable Trust

RYDEX|SGI ALL-ASSET CONSERVATIVE                          0.00%(1)                $    15.76
STRATEGY FUND, A SERIES OF RYDEX
SERIES FUNDS

All-Asset Conservative Strategy Fund                      0.00%(1)                $     8.17
(formerly, Essential Portfolio Conservative
Fund), a series of Rydex Variable Trust
                                                                                  $    37.19
RYDEX|SGI ALL-ASSET MODERATE STRATEGY                     0.00%(1)
FUND, A SERIES OF RYDEX SERIES FUNDS

All-Asset Moderate Strategy Fund (formerly,               0.00%(1)                $    18.68
Essential Portfolio Moderate Fund), a series
of Rydex Variable Trust

RYDEX|SGI ALL-CAP OPPORTUNITY FUND, A                     0.90%                   $   200.23
SERIES OF RYDEX SERIES FUNDS

All-Cap Opportunity Fund, a series of                     0.90%                   $    68.36
Rydex Variable Trust

                                      D-1-2

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX|SGI ALTERNATIVE STRATEGIES                          0.00%(1)                $    38.43
ALLOCATION FUND, A SERIES OF RYDEX
SERIES FUNDS

Alternative Strategies Allocation Fund, a                 0.00%(1)                $     5.12
series of Rydex Variable Trust

RYDEX BANKING FUND, A SERIES OF RYDEX                     0.85%                   $     7.21
SERIES FUNDS

Banking Fund, a series of Rydex                           0.85%                   $     4.64
Variable Trust

RYDEX BASIC MATERIALS FUND, A SERIES OF                   0.85%                   $    85.79
RYDEX SERIES FUNDS

Basic Materials Fund, a series of Rydex                   0.85%                   $    46.53
Variable Trust

RYDEX BIOTECHNOLOGY FUND, A SERIES OF                     0.85%                   $    58.30
RYDEX SERIES FUNDS

Biotechnology Fund, a series of Rydex                     0.85%                   $    13.15
Variable Trust

RYDEX COMMODITIES STRATEGY FUND, A                        0.75%(2)                $    46.76
SERIES OF RYDEX SERIES FUNDS

Commodities Strategy Fund, a series of                    0.75%(2)                $    21.39
Rydex Variable Trust

RYDEX CONSUMER PRODUCTS FUND, A SERIES                    0.85%                   $   182.58
OF RYDEX SERIES FUNDS

Consumer Products Fund, a series of Rydex                 0.85%                   $    21.26
Variable Trust

RYDEX ELECTRONICS FUND, A SERIES OF RYDEX                 0.85%                   $    95.78
SERIES FUNDS

Electronics Fund, a series of Rydex                       0.85%                   $    25.03
Variable Trust

RYDEX ENERGY FUND, A SERIES OF RYDEX                      0.85%                   $    65.87
SERIES FUNDS

Energy Fund, a series of Rydex                            0.85%                   $    39.36
Variable Trust

RYDEX ENERGY SERVICES FUND, A SERIES OF                   0.85%                   $    87.15
RYDEX SERIES FUNDS

Energy Services Fund, a series of Rydex                   0.85%                   $    41.51
Variable Trust

RYDEX EUROPE 1.25X STRATEGY FUND, A                       0.90%                   $    18.99
SERIES OF RYDEX SERIES FUNDS

Europe 1.25x Strategy Fund, a series of                   0.90%                   $    22.46
Rydex Variable Trust

                                      D-1-3

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX FINANCIAL SERVICES FUND, A SERIES                   0.85%                   $    26.44
OF RYDEX SERIES FUNDS

Financial Services Fund, a series of Rydex                0.85%                   $    17.17
Variable Trust

RYDEX|SGI GLOBAL 130/30 STRATEGY FUND,                    1.05%(3)                $    14.06
A SERIES OF RYDEX SERIES FUNDS

None                                                      N/A                          N/A

RYDEX|SGI GLOBAL MARKET NEUTRAL FUND,                     1.20%                   $    18.75
A SERIES OF RYDEX SERIES FUNDS

None                                                      N/A                          N/A

RYDEX GOVERNMENT LONG BOND 1.2X                           0.50%                   $    75.45
STRATEGY FUND, A SERIES OF RYDEX
SERIES FUNDS

Government Long Bond 1.2x Strategy                        0.50%                   $    24.09
Fund, a series of Rydex Variable Trust

RYDEX HEALTH CARE FUND, A SERIES OF                       0.85%                   $   192.12
RYDEX SERIES FUNDS

Health Care Fund, a series of Rydex                       0.85%                   $    26.90
Variable Trust

RYDEX HIGH YIELD STRATEGY FUND, A SERIES                  0.75%                   $    20.61
OF RYDEX SERIES FUNDS

None                                                      N/A                          N/A

RYDEX INTERNET FUND, A SERIES OF RYDEX                    0.85%                   $    26.46
SERIES FUNDS

Internet Fund, a series of Rydex                          0.85%                   $    30.36
Variable Trust

RYDEX INVERSE GOVERNMENT LONG BOND                        0.90%                   $   595.79
STRATEGY FUND, A SERIES OF RYDEX
SERIES FUNDS

Inverse Government Long Bond Strategy                     0.90%                   $    27.96
Fund, a series of Rydex Variable Trust

RYDEX INVERSE HIGH YIELD STRATEGY FUND,                   0.75%                   $     7.24
A SERIES OF RYDEX SERIES FUNDS

None                                                      N/A                          N/A

RYDEX INVERSE MID-CAP STRATEGY FUND,                      0.90%                   $     4.55
A SERIES OF RYDEX SERIES FUNDS

Inverse Mid-Cap Strategy Fund, a series                   0.90%                   $     4.68
of Rydex Variable Trust

RYDEX INVERSE NASDAQ-100 STRATEGY                         0.90%                   $    22.32
FUND, A SERIES OF RYDEX SERIES FUNDS

Inverse NASDAQ-100 Strategy Fund, a                       0.90%                   $    14.31
series of Rydex Variable Trust

                                      D-1-4

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX INVERSE RUSSELL 2000 STRATEGY                       0.90%                   $    21.41
FUND, A SERIES OF RYDEX SERIES FUNDS

Inverse Russell 2000 Strategy Fund, a                     0.90%                   $    11.43
series of Rydex Variable Trust

RYDEX INVERSE S&P 500 STRATEGY FUND,                      0.90%                   $   243.51
A SERIES OF RYDEX SERIES FUNDS

Inverse S&P 500 Strategy Fund, a series                   0.90%                   $    22.97
of Rydex Variable Trust

RYDEX JAPAN 2X STRATEGY FUND, A SERIES                    0.75%                   $     5.54
OF RYDEX SERIES FUNDS

Japan 2x Strategy Fund, a series of Rydex                 0.75%                   $     8.41
Variable Trust

RYDEX LEISURE FUND, A SERIES OF RYDEX                     0.85%                   $     3.93
SERIES FUNDS

Leisure Fund, a series of Rydex                           0.85%                   $    11.72
Variable Trust

RYDEX|SGI LONG/SHORT COMODITIES                           0.90%(2)                $     7.24
STRATEGY FUND, A SERIES OF RYDEX
SERIES FUNDS

None                                                       N/A                        N/A

RYDEX|SGI MANAGED FUTURES STRATEGY                        0.90%(2)                $ 2,330.56
FUND, A SERIES OF RYDEX SERIES FUNDS

Managed Futures Strategy Fund, a series                   0.90%(2)                $    28.64
of Rydex Variable Trust

RYDEX MID-CAP 1.5X STRATEGY FUND, A                       0.90%                   $    27.71
SERIES OF RYDEX SERIES FUNDS

Mid-Cap 1.5x Strategy Fund, a series of                   0.90%                   $    14.38
Rydex Variable Trust

RYDEX|SGI MULTI-HEDGE STRATEGIES FUND,                    1.15%                   $   117.87
A SERIES OF RYDEX SERIES FUNDS

Multi-Hedge Strategies Fund, a series of                  1.15%(2)                $    25.56
Rydex Variable Trust

RYDEX NASDAQ-100 FUND, A SERIES OF                        0.75%                   $   589.36
RYDEX SERIES FUNDS

NASDAQ-100 Fund, a series of Rydex                        0.75%                   $    57.55
Variable Trust

RYDEX NOVA FUND, A SERIES OF RYDEX                        0.75%                   $    77.74
SERIES FUNDS

Nova Fund, a series of Rydex Variable Trust               0.75%                   $    50.57

                                      D-1-5

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX PRECIOUS METALS FUND, A SERIES OF                   0.75%                   $   313.27
RYDEX SERIES FUNDS

Precious Metals Fund, a series of Rydex                   0.75%                   $    86.29
Variable Trust

RYDEX REAL ESTATE FUND, A SERIES OF                       0.85%                   $    35.66
RYDEX SERIES FUNDS

Real Estate Fund, a series of Rydex                       0.85%                   $    33.88
Variable Trust

RYDEX RETAILING FUND, A SERIES OF RYDEX                   0.85%                   $     7.61
SERIES FUNDS

Rydex Retailing Fund, a series of Rydex                   0.85%                   $    15.49
Variable Trust

RYDEX RUSSELL 2000 1.5X STRATEGY FUND,                    0.90%                   $    21.28
A SERIES OF RYDEX SERIES FUNDS

Russell 2000 1.5x Strategy Fund, a series                 0.90%                   $    10.59
of Rydex Variable Trust

RYDEX RUSSELL 2000 FUND, A SERIES OF                      0.75%                   $    13.62
RYDEX SERIES FUNDS

None                                                       N/A                         N/A

RYDEX S&P 500 FUND, A SERIES OF RYDEX                     0.75%                   $   140.36
SERIES FUNDS

None                                                       N/A                         N/A

RYDEX S&P 500 PURE GROWTH FUND, A                         0.75%                   $    54.32
SERIES OF RYDEX SERIES FUNDS

S&P 500 Pure Growth Fund, a series of                     0.75%                   $    34.48
Rydex Variable Trust

S&P MidCap 500 Pure Growth ETF, a                         0.35%                   $    58.16
series of Rydex ETF Trust

RYDEX S&P 500 PURE VALUE FUND, A SERIES                   0.75%                   $    25.14
OF RYDEX SERIES FUNDS

S&P 500 Pure Value Fund, a series of                      0.75%                   $    27.85
Rydex Variable Trust

S&P MidCap 500 Pure Value ETF, a series                   0.35%                   $    34.31
of Rydex ETF Trust

RYDEX S&P MIDCAP 400 PURE GROWTH                          0.75%                   $    48.37
FUND, A SERIES OF RYDEX SERIES FUNDS

S&P MidCap 400 Pure Growth Fund, a                        0.75%                   $    44.92
series of Rydex Variable Trust

Rydex S&P MidCap 400 Pure Growth ETF,                     0.35%                   $   101.76
a series of Rydex ETF Trust

                                      D-1-6

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX S&P MIDCAP 400 PURE VALUE                           0.75%                   $    36.50
FUND, A SERIES OF RYDEX SERIES FUNDS

S&P MidCap 400 Pure Value Fund, a series                  0.75%                   $    29.51
of Rydex Variable Trust

Rydex S&P MidCap 400 Pure Value ETF, a                    0.35%                   $    25.24
series of Rydex ETF Trust

RYDEX S&P SMALLCAP 600 PURE GROWTH                        0.75%                   $    22.73
FUND, A SERIES OF RYDEX SERIES FUNDS

S&P SmallCap 600 Pure Growth Fund, a                      0.75%                   $    13.56
series of Rydex Variable Trust

Rydex S&P SmallCap 600 Pure Growth ETF,                   0.35%                   $    13.10
a series of Rydex ETF Trust

RYDEX S&P SMALLCAP 600 PURE VALUE                         0.75%                   $    26.56
FUND, A SERIES OF RYDEX SERIES FUNDS

S&P SmallCap 600 Pure Value Fund, a                       0.75%                   $    13.56
series of Rydex Variable Trust

Rydex S&P SmallCap 600 Pure Value ETF,                    0.35%                   $    84.91
a series of Rydex ETF Trust

RYDEX STRENGTHENING DOLLAR 2X STRATEGY                    0.90%                   $    71.00
FUND, A SERIES OF RYDEX SERIES FUNDS

Strengthening Dollar 2x Strategy Fund, a                  0.90%                   $     7.53
series of Rydex Variable Trust

RYDEX TECHNOLOGY FUND, A SERIES OF RYDEX                  0.85%                   $    39.97
SERIES FUNDS

Technology Fund, a series of Rydex                        0.85%                   $    15.49
Variable Trust

RYDEX TELECOMMUNICATIONS FUND                             0.85%                   $    70.49

Telecommunications Fund, a series of Rydex                0.85%                   $     5.75
Variable Trust

RYDEX TRANSPORTATION FUND, A SERIES OF                    0.85%                   $    76.79
RYDEX SERIES FUNDS

Transportation Fund, a series of Rydex                    0.85%                   $     8.46
Variable Trust

RYDEX U.S.GOVERNMENT MONEY MARKET                         0.50%                   $ 1,341.27
FUND, A SERIES OF RYDEX SERIES FUNDS

U.S. Government Money Market Fund, a                      0.50%                   $   231.44
series of Rydex Variable Trust

RYDEX UTILITIES FUND, A SERIES OF RYDEX                   0.85%                   $    55.62
SERIES FUNDS

Utilities Fund, a series of Rydex                         0.85%                   $    15.82
Variable Trust

                                      D-1-7

                                                  ANNUAL COMPENSATION TO
NAME OF FUND                                      THE INVESTMENT ADVISER
SUBJECT TO THIS PROXY                          (AS A PERCENTAGE OF AVERAGE         NET ASSETS
STATEMENT                                            DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
----------------------------------------------------------------------------------------------
RYDEX WEAKENING DOLLAR 2X STRATEGY                        0.90%                   $    63.15
FUND, A SERIES OF RYDEX SERIES FUNDS

Weakening Dollar 2x Strategy Fund, a                      0.90%                   $     4.91
series of Rydex Variable Trust

       The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated, except as provided below.

_______________________
(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

                                      D-1-8

                                APPENDIX D-2

            ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              SUB-ADVISED BY OF SECURITY GLOBAL INVESTORS, LLC

    The table below lists the names of other mutual funds sub-advised by Security Global Investors, LLC (the "Sub-Adviser") with similar investment objectives as the Fund, and information concerning the Fund's and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Sub-Adviser for its services to the Fund and such other funds.

                                                 ANNUAL COMPENSATION TO THE
NAME OF FUND SUBJECT TO THIS                     SUB-ADVISER (AS A PERCENTAGE          NET ASSETS
PROXY STATEMENT                                   OF AVERAGE DAILY NET ASSETS)       (IN MILLIONS)

Name(s) of Other Fund(s) with
Similar Objectives
-------------------------------------------------------------------------------------------------------
RYDEX|SGI GLOBAL 130/30 STRATEGY FUND,                    0.65%                          $14.06
A SERIES OF RYDEX SERIES FUNDS

RYDEX|SGI GLOBAL MARKET NEUTRAL FUND,                     0.80%                          $18.75
A SERIES OF RYDEX SERIES FUNDS

Rydex|SGI Global Fund, a series of            0.35% on the first $300 million;        $112,385,525
Security Equity Fund                          0.30% on the next $450 million;
                                                   and 0.25% thereafter(1)

Rydex|SGI Global Institutional Fund, a        0.35% on the first $300 million;         $4,542,055
series of Security Equity Fund                0.30% on the next $450 million;
                                                   and 0.25% thereafter(1)

Series D (Global Series), a series of         0.35% on the first $300 million;        $270,193,342
SBL Fund                                      0.30% on the next $450 million;
                                                   and 0.25% thereafter(1)

International Equity Fund, a series of                    0.40%                       $96,747,876*
American Independence Funds Trust

    The Sub-Adviser did not reduce or waive its investment advisory fees for the period indicated.

-----------------
(1) These annual fees are stated as a percentage of the combined average daily net assets of the portion of Rydex|SGI Global Fund, Rydex|SGI Global Institutional Fund and Series D (Global Series) managed by the Sub-Adviser.

  * As of October 31, 2009.

                                      D-2-1

                                   APPENDIX E

               FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL
                                 INVESTORS, LLC

                             SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made and entered into as of the [ ] day of [ ], 2010 between PADCO Advisors, Inc. (the "Adviser"), a Maryland corporation, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                               W I T N E S S E T H

    WHEREAS, Rydex Series Funds, a Delaware statutory trust (the "Trust"), is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

    WHEREAS, the Trust is authorized to issue shares of (a) the Global 130/30 Strategy Fund and (b) the Global Market Neutral Fund (individually a "Fund" and together the "Funds"), each a separate series of the Trust;

    WHEREAS, each Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

    WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser as subadviser to act as investment adviser for and to manage each Fund's Investments (as defined below) and the Subadviser desires to render such services.

    NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

    1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of each Fund, subject to the supervision of the Adviser and the Board of Trustees of the Funds and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments (as defined below).

    2. DUTIES OF SUBADVISER.

         (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and each Fund's Board of Trustees to purchase, hold and sell investments for the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

         The Subadviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of a Fund, or an affiliated person of such other subadviser, concerning transactions for the Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser (if any) as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

         (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and each Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for the Funds it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to that particular Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the Fund's Board, providing such information as the number of aggregated trades to which such Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

         (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with the Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

         The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Fund with a copy of such Code of Ethics.

         (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of a Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9),
    (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Funds and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Funds or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

         (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Funds may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the Funds may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of the Funds at the principal place of business of the Funds on due notice to review the Investments of the Fund.

         The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Funds or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

         During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

         (f) Custody Arrangements. The Subadviser shall provide the Funds' custodian, on each business day with information relating to all transactions concerning each Fund's assets.

         (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Trust's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement and with the written instructions and directions of the Funds' Board and the Adviser, after receipt of such documents, from the Fund(s), and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

        In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that either Fund has ceased to so qualify or that it might not so qualify in the future.

         (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust's Agreement and Declaration of Trust, (ii) the By-Laws of the Funds, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the Funds' Board and the Adviser.

         (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by the Funds.

         (j) Informational Material. The Subadviser shall provide the Adviser for its review, prior to their use, copies of all informational materials prepared by or on behalf of the Subadvsier, mentioning either Fund, including, but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

    3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent either Fund or the Adviser in any way or otherwise be deemed an agent of either Fund or the Adviser.

    4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

    5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the applicable Fund's Board.

    6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Funds as follows:

         (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

         (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

         (c) The Subadviser has filed a notice of exemption pursuant to Rule
    4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

         (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

         (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

         (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or
    (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

         (g) This Agreement is a valid and binding agreement of the Subadviser;

         (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Fund in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Trustees of the Funds are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

         (j) The Subadviser shall not divert any Funds' portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of such Fund, any other series of the Trust, or any other registered investment company.

    7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

    8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

         (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

         (b) The Adviser is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

         (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

         (d) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

         (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

    9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

    10. LIABILITY AND INDEMNIFICATION. The Subadviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Subadviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Subadviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

    11. DURATION AND TERMINATION.

         (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board of Trustees or by the vote of a majority of the applicable Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Funds may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board to evaluate the terms of this Agreement.

         (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

             (i) By vote of a majority of the Board of Trustees of a Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

             (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

             (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

             (iv) By the Subadviser upon 120 days written notice to the Adviser and the applicable Fund.

    This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with shall be approved by the Board of Trustees of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

    14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

         (a) If to the Subadviser:

             Security Global Investors, LLC
             801 Montgomery Street, 2nd Floor
             San Francisco, CA 94133-5164
             Attention: John Boich, Vice President and Head of Global Equity
             Facsimile: (415) 274-7720

             With a copy to:

             Security Benefit Corporation
             One Security Benefit Place
             Topeka, KS 66636
             Attention: General Counsel
             Facsimile: (785) 438-3080

         (b) If to the Adviser:

             PADCO Advisors, Inc.
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850
             Attention: President
             Facsimile: (301) 296-5106

            With a copy to:

            Security Benefit Corporation
            One Security Benefit Place
            Topeka, KS 66636
            Attention: General Counsel
            Facsimile: (785) 438-3080

        (c) If to the Trust:

            Rydex Series Funds
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850
            Attention: Secretary
            Facsimile: (301) 296-5108

    15. GOVERNING LAW; JURISDICTION. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

    16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

    17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

    18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

    19. CERTAIN DEFINITIONS.

         (a) "Business Day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

         (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                             PADCO ADVISORS, INC.
                             By: ____________________________________
                                 Name: Richard M. Goldman
                                 Title: President

ATTEST:
____________________________________
Name:
Title:

                             SECURITY GLOBAL INVESTORS, LLC
                             By: ____________________________________
                                 Name: Richard M. Goldman
                                 Title:

ATTEST:
____________________________________
Name:
Title:

                                    EXHIBIT A

                                  Compensation

    For all services rendered by the Subadviser hereunder to the Global 130/30 Strategy Fund, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 0.65% (65 basis points) of the Fund's average daily net assets.

    For all services rendered by the Subadviser hereunder to the Global Market Neutral Fund, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 0.80% (80 basis points) of the Fund's average daily net assets.

    For purposes of calculating the compensation to be paid hereunder, each Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of such Fund's shares as described in the then current prospectus for the Fund.

    The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   APPENDIX F

                INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT
            WITH SECURITY GLOBAL INVESTORS, LLC AND FEES PAID TO THE
                                   SUB-ADVISER

    Security Global Investors, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Rydex|SGI Global 130/30 Strategy Fund and the Rydex|SGI Global Market Neutral Fund, each a series of Rydex Series Funds (collectively, the "SGI Funds"), pursuant to the investment sub-advisory agreement between PADCO Advisors, Inc., the SGI Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

    (i)   the date of the Sub-Advisory Agreement;

    (ii) the date on which the SGI Funds' shareholders last approved the Funds' Sub-Advisory Agreement;

    (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the SGI Funds; and

    (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the SGI Funds during the SGI Funds' most recently completed fiscal year (ended March 31, 2009).

                             DATE OF     DATE OF LAST                       SUB-ADVISORY FEES
                          SUB-ADVISORY   SHAREHOLDER                             PAID TO
FUND                       AGREEMENT      APPROVAL      SUB-ADVISORY FEES     SUB-ADVISER
---------------------------------------------------------------------------------------------
Rydex|SGI Global 130/30     4/1/2009      11/7/2008           0.65%                 $0*
  Strategy Fund

Rydex|SGI Global Market     4/1/2009      11/7/2008           0.80%                 $0*
  Neutral Fund

* There were no sub-advisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 2009, because the Sub-Adviser did not begin sub-advising each of the Funds until April 1, 2009.

                                   APPENDIX G

                               OUTSTANDING SHARES

    As of February 24, 2010, the total number of shares outstanding for each Fund is set forth in the table below:

RYDEX DYNAMIC FUNDS:
------------------------------------------------------------------------------------------------
                                                     SHARES OUTSTANDING
                             -------------------------------------------------------------------
FUND                           A-CLASS          C-CLASS           H-CLASS             TOTAL
------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund         268,825.685      240,715.723      1,314,163.185       1,823,704.593

Inverse Dow 2x                90,688.260       89,736.830      2,066,900.981       2,247,326.071
Strategy Fund

Inverse NASDAQ-100(R) 2x     224,261.539      828,985.000     11,216,853.750      12,270,100.290
Strategy Fund

Inverse Russell 2000(R) 2x    92,556.159      306,808.909      3,382,424.213       3,781,789.281
Strategy Fund

Inverse S&P 500 2x           395,619.136      614,430.392      8,729,597.481       9,739,647.009
Strategy Fund

NASDAQ-100(R) 2x              93,625.974      234,886.862      2,184,892.121       2,513,404.957
Strategy Fund

Russell 2000(R) 2x            15,398.627       18,210.354        176,510.301         210,119.282
Strategy Fund

S&P 500 2x                   577,130.893    1,004,971.139      4,475,641.919       6,057,743.951
Strategy Fund

RYDEX SERIES FUNDS (FOR ALL SERIES EXCEPT RYDEX U.S.GOVERNMENT MONEY MARKET FUND):
----------------------------------------------------------------------------------------------------------------------------------
                                                                         SHARES OUTSTANDING
                                  ------------------------------------------------------------------------------------------------
FUND                                  A-CLASS         C-CLASS         H-CLASS      ADVISOR CLASS   INVESTOR CLASS       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset Aggressive      718,683.808      782,314.720     382,796.029           0.000            0.000    1,883,794.557
Strategy Fund

Rydex|SGI All-Asset Conservative    275,813.273      961,713.925     477,755.719           0.000            0.000    1,715,282.917
Strategy Fund

Rydex|SGI All-Asset Moderate        997,366.379   22,079,280.210     794,357.660           0.000            0.000    3,871,004.249
Strategy Fund

Rydex|SGI All-Cap                 3,053,617.763    5,467,588.381   7,896,840.346           0.000            0.000   16,418,046.490
Opportunity Fund

Rydex|SGI Alternative               226,311.113      386,185.224   1,127,471.035           0.000            0.000    1,739,967.372
Strategies Allocation Fund

Rydex Banking Fund                   25,900.157      111,203.945           0.000      13,577.889      152,490.307      303,172.298

Rydex Basic Materials Fund          199,774.206      280,798.190           0.000     147,150.380      899,731.107    1,527,453.883

Rydex Biotechnology Fund            106,054.863      188,974.555           0.000     371,352.331    5,264,418.289    5,930,800.038

Rydex Commodities Strategy Fund     424,860.724      376,744.592   1,304,814.511           0.000            0.000    2,106,419.827

Rydex Consumer Products Fund         84,846.423      112,478.346           0.000     134,545.736    5,011,502.437    5,343,372.942

Rydex Electronics Fund              174,910.357       44,673.357           0.000      22,007.328      451,953.565      693,544.607

Rydex Energy Fund                   189,736.867      725,486.331           0.000     348,783.984    1,859,425.412    3,123,432.594

Rydex Energy Services Fund          214,012.613      292,095.035           0.000     236,608.021    1,061,007.566    1,803,723.235

Rydex Europe 1.25x Strategy Fund     33,071.684       72,772.082     656,531.469           0.000            0.000      762,375.235

Rydex Financial Services Fund        18,756.527       25,726.642           0.000      19,105.933      210,488.276      274,077.378

Rydex|SGI Global 130/30             445,250.908      562,677.005     528,033.394           0.000            0.000    1,535,961.307
Strategy Fund

Rydex|SGI Global Market             540,010.671       29,267.952     200,692.541           0.000            0.000      769,971.164
Neutral Fund

Rydex Government Long Bond 1.2x     443,226.142    1,519,528.947           0.000   5,472,468.359   15,623,884.150   23,059,107.600
Strategy Fund

Rydex Health Care Fund              259,826.421      475,430.385           0.000     359,134.176   12,491,813.550   13,586,204.540

Rydex High Yield Strategy Fund      656,279.211      224,056.968     557,109.662           0.000            0.000    1,437,445.841

                                                                         SHARES OUTSTANDING
                                  ------------------------------------------------------------------------------------------------
FUND                                  A-CLASS         C-CLASS         H-CLASS      ADVISOR CLASS   INVESTOR CLASS       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Rydex Internet Fund                   23,175.294      14,900.236            0.000     31,871.081      453,745.839      523,692.450

Rydex Inverse Government           5,163,122.048  10,631,475.310            0.000  2,464,603.136   23,922,392.590   42,181,593.080
Long Bond Strategy Fund

Rydex Inverse High Yield              63,289.985      54,837.077      780,344.431          0.000            0.000      898,471.493
Strategy Fund

Rydex Inverse Mid-Cap                 23,157.784      13,356.163      101,764.583          0.000            0.000      138,278.530
Strategy Fund

Rydex Inverse NASDAQ-100(R)          119,531.458     154,531.997            0.000     77,258.525    1,721,143.878    2,072,465.858
Strategy Fund

Rydex Inverse Russell 2000(R)         65,666.743      57,556.144      693,277.121          0.000            0.000      816,500.008
Strategy Fund

Rydex Inverse S&P 500                961,789.732     539,657.435            0.000    358,127.901    5,631,172.862    7,490,747.930
Strategy Fund

Rydex Japan 2x Strategy Fund          10,203.462      21,152.411      345,185.708          0.000            0.000      376,541.581

Rydex Leisure Fund                    15,049.944      13,722.883            0.000     38,038.118      390,593.780      457,404.725

Rydex|SGI Long/Short Commodities     641,668.438     254,634.161    3,268,665.026          0.000            0.000    4,164,967.625
Strategy Fund

Rydex|SGI Managed Futures         24,801,999.710   8,557,901.101   54,518,235.770          0.000            0.000   87,878,136.580
Strategy Fund

Rydex Mid-Cap 1.5x Strategy Fund      58,203.147     135,059.925      913,906.608          0.000            0.000    1,107,169.680

Rydex|SGI Multi-Hedge              1,057,406.672   1,095,644.826    3,139,631.329          0.000            0.000    5,292,682.827
Strategy Fund

Rydex NASDAQ-100(R) Fund             749,346.416     980,267.153            0.000  3,202,513.107   43,821,810.600   48,753,937.280

Rydex Nova Fund                      198,114.086     623,169.014            0.000    588,003.804    2,627,204.950    4,036,491.854

Rydex Precious Metals Fund           163,269.469     434,622.383            0.000    193,352.883    1,918,730.279    2,709,975.014

Rydex Real Estate Fund               274,514.045      73,819.694    1,002,316.906          0.000            0.000    1,350,650.645

Rydex Retailing Fund                  19,275.110     103,397.839            0.000     89,407.636      617,125.335      829,205.920

Rydex Russell 2000(R) 1.5x            21,706.636     120,330.722    1,098,220.653          0.000            0.000    1,240,258.011
Strategy Fund

Rydex Russell 2000(R) Fund            48,337.968     141,359.996      518,110.540          0.000            0.000      707,808.504

                                                                        SHARES OUTSTANDING
                                  ------------------------------------------------------------------------------------------------
FUND                                  A-CLASS         C-CLASS         H-CLASS      ADVISOR CLASS   INVESTOR CLASS       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Fund                1,870,979.505   417,841.251      2,781,419.154           0.000           0.000     5,070,239.910

Rydex S&P 500 Pure Growth Fund       59,226.784   259,271.908        655,805.738           0.000           0.000       974,304.430

Rydex S&P 500 Pure Value Fund         9,345.921    56,557.653      1,718,364.767           0.000           0.000     1,784,268.341

Rydex S&P MidCap 400 Pure            56,168.838   107,562.642      1,204,468.506           0.000           0.000     1,368,199.986
Growth Fund

Rydex S&P MidCap 400 Pure           387,574.485    95,964.017      6,841,171.160           0.000           0.000     7,324,709.662
Value Fund

Rydex S&P SmallCap 600 Pure          18,281.112    45,928.178      1,107,625.959           0.000           0.000     1,171,835.249
Growth Fund

Rydex S&P SmallCap 600 Pure         402,223.939   166,406.601     10,119,837.350           0.000           0.000    10,688,467.890
Value Fund

Rydex Strengthening Dollar 2x       887,253.431   801,291.601      5,058,307.126           0.000           0.000     6,746,852.158
Strategy Fund

Rydex Technology Fund               562,594.600   453,008.221              0.000   1,654,506.110   3,336,364.924     6,006,473.855

Rydex Telecommunications Fund        93,824.495    83,195.785              0.000      31,188.191     258,156.810       466,365.281

Rydex Transportation Fund            86,935.823    72,542.588              0.000      45,381.256     864,352.407     1,069,212.074

Rydex Utilities Fund                188,201.600   304,293.778              0.000      63,398.948     482,352.869     1,038,247.195

Rydex Weakening Dollar 2x           417,259.044   320,762.981      1,866,963.680           0.000           0.000     2,604,985.705
Strategy Fund

RYDEX SERIES FUNDS - RYDEX U.S.GOVERNMENT MONEY MARKET FUND SERIES:
----------------------------------------------------------------------------------------------------------------------------------
                                                     SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
   A-CLASS           C-CLASS          H-CLASS       ADVISOR CLASS        INVESTOR CLASS     INVESTOR 2 CLASS            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
36989522.730      85,112,099.510       0.000       202,516,034.400      988,520,972.700      55,001,078.231      1,368,139,708.000
----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX H

                 BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF
                                    EACH FUND

    As of February 24, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund's outstanding securities:

                                           RYDEX DYNAMIC FUNDS

A-CLASS

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Inverse S&P 500              First Clearing, LLC                      30,057.11             5.21%
2x Strategy Fund             FBO Gerhard Schopen
                             5395 S Robb Way
                             Littleton, CO 80127-1613

                             WTC Trustees                             41,174.63             7.13%
                             FBO Detrol Corporation
                             P.O. Box 8971
                             Wilmington, DE 19899-8971

                             Schwab Special Custody Account           39,882.70             6.91%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

NASDAQ-100(R)                Stifel Nicolaus & Co Inc                  5,245.02             5.60%
2x Strategy Fund             FBO Terry M Johnson
                             501 North Broadway
                             St Louis MO 63102

Russell 2000(R)              First Clearing, LLC                         994.83             6.46%
2x Strategy Fund             2801 Market Street
                             Saint Louis, MO 63103

C-CLASS

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Inverse Dow 2x               Schwab Special Custody Account            5,134.99             6%
Strategy Fund                101 Montgomery Street
                             San Francisco, CA 94104-4122

                             Oppenheimer & Co. Inc.                    7,000.00             8%
                             FBO Downey Radiation Oncology
                             18908 Mt Cimarron St
                             Fountain Valley, CA 92705

Inverse NASDAQ-100(R)        First Clearing, LLC                      60,000.00             7%
2x Strategy Fund             FBO Robert Striler
                             400 S Woods Mill Rd Ste 250
                             Chesterfield, MO 63017-3481

Inverse S&P 500              Schwab Special Custody Account           41,536.25             7%
2x Strategy Fund             101 Montgomery Street
                             San Francisco, CA 94104-4122

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Russell 2000(R)              First Clearing, LLC                       1,332.67              7%
2x Strategy Fund             2801 Market Street
                             Saint Louis, MO 63103

S&P 500                      Schwab Special Custody Account          129,432.91             13%
2x Strategy Fund             101 Montgomery Street
                             San Francisco, CA 94104-4122

H-CLASS

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund         National Financial Services             198,717.03             15%
                             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Ameritrade Inc                          136,581.16             10%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Trust Company Of America                150,475.48             11%
                             P.O. Box 6503
                             Englewood, CO 80155

                             Schwab Special Custody Account          102,318.35              8%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Inverse Dow                  National Financial Services             355,115.04             17%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Ameritrade Inc                          163,901.65              8%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Schwab Special Custody Account          572,336.11             28%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Inverse NASDAQ-100(R)        National Financial Services           1,715,467.96             15%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Schwab Special Custody Account        1,941,419.09             17%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Inverse Russell 2000(R)      National Financial Services             696,484.53             21%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Schwab Special Custody Account          187,234.94              6%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Inverse S&P 500              National Financial Services             2,081,562.80           24%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Schwab Special Custody Account          2,861,568.31           33%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

NASDAQ-100(R)                National Financial Services               501,868.52           23%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Citicorp Usa, Inc                         121,153.38            6%
                             FBO General Welfare Group
                             227 West Monroe Street, 4th Fl
                             Chicago, IL 60606

                             Ameritrade Inc                            154,411.99            7%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Schwab Special Custody Account            226,363.05           10%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Russell 2000(R)              National Financial Services                32,381.43           18%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Ameritrade Inc                             19,076.87           11%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

S&P 500                      National Financial Services               947,363.35           21%
2x Strategy Fund             FBO Russ Lennon
                             200 Liberty Street
                             New York, NY 10281-9999

                             Ameritrade Inc                            433,712.76           10%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Schwab Special Custody Account            607,270.76           14%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

                                       RYDEX SERIES FUNDS

A-CLASS

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset          Counsel Trust Co                        130,729.61            13.11%
Aggressive Strategy Fund     235 St Charles Way Suite 100
                             York, PA 17402

Rydex|SGI All-Cap            Rydex Ept Aggressive                    276,370.85             9.05%
Opportunity Fund             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
                             Rydex Ept Moderate                      595,489.23            19.50%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Conservative                  211,993.73             6.94%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex|SGI Alternative        Pershing LLC                             11,768.28             5.20%
Strategies Allocation Fund   P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Wells Fargo Investments LLC              19,898.58             8.79%
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Banking Fund           Pershing LLC                              1,766.34             6.82%
                             Account 1
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              1,815.40             7.01%
                             Account 2
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Commodities            Rydex Ept Moderate                       23,090.63             5.43%
Strategy Fund                9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             MG Trust Company                         55,845.20            13.14%
                             FBO Greenbrook Ima
                             700 17th Street Suite 300
                             Denver, CO 80202

Rydex Electronics Fund       Pershing LLC                             16,376.66             9.36%
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Energy                 First Clearing, LLC                      33,724.74            15.76%
Services Fund                FBO Sheehan Family LLC
                             2431 E 61st St Ste 700
                             Tulsa OK 74136-1234

                             First Clearing, LLC                      25,608.20            11.97%
                             2801 Market Street
                             Saint Louis, MO 63103

Rydex Europe                 National Financial Services              13,604.91            41.14%
1.25x Strategy Fund          FBO David G Myers Trust
                             P.O. Box 327
                             Turnerville, GA 30580

                             Pershing LLC                              1,741.14             5.26%
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Financial              UBS Financial Services Inc.               1,863.06             9.93%
Services Fund                FBO Ohara Corporation
                             50 Columbia Rd
                             Branchburg, NJ 08876-3519

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex|SGI Global 130/30      Rydex Ept Conservative                   92,792.99            20.84%
Strategy Fund                9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Moderate                      201,837.66            45.33%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Aggressive                     91,349.10            20.52%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex|SGI Global             Rydex Ept Conservative                   92,792.99            20.84%
Market Neutral Fund          9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Moderate                      201,837.66            45.33%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Aggressive                     91,349.10            20.52%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex Government Long        Merrill Lynch, Pierce, Fenner &          26,601.96             6.00%
Bond 1.2x Strategy Fund      Smith, Inc.
                             4800 Deer Lake Drive E, 3rd Floor
                             Jacksonville, FL 32246

                             Rydex Ept Moderate                      127,075.95            28.67%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Conservative                   88,699.16            20.01%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Aggressive                     36,561.28             8.25%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex Health Care Fund       Pershing LLC                             28,149.19            10.83%
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex High Yield             Pershing LLC                              3,643.08             5.76%
Strategy Fund                P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Trust Company Of America                  4,024.77             6.36%
                             P.O. Box 6503
                             Englewood, CO 80112

Rydex Internet Fund          Ameritrade Inc                            1,260.25             5.44%
                             Account 1
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Ameritrade Inc                            1,807.81             7.80%
                             Account 2
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                             Ameritrade Inc                            1,290.80             5.57%
                             Account 3
                             P.O. Box 2226
                             Omaha, NE 68103-2226

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex Inverse Government     Schwab Special Custody Account          700,755.29            13.57%
Long Bond Strategy Fund      101 Montgomery Street
                             San Francisco, CA 94104-4122

Rydex Inverse High           Pershing LLC                              3,643.08             5.76%
Yield Strategy Fund          P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Inverse Mid-Cap        Pershing LLC                              1,607.97             6.94%
Strategy Fund                P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Citigroup Global Markets Inc.             3,003.04            12.97%
                             333 West 34th Street - 3rd Floor
                             New York, New York 10001

                             First Clearing, LLC                       2,398.47            10.36%
                             FBO William R Lilliott
                             1171 Larksong Lane
                             Olivenhain, CA 92024-6826

Rydex Inverse Russell        Trust Company Of America                  7,872.63             8.51%
2000(R) Strategy Fund        P.O. Box 6503
                             Englewood, CO 80112

Rydex Inverse S&P 500        National Financial Services              54,075.50             5.62%
Strategy Fund                FBO Becker Ventures
                             17000 Kercheval Suite 200
                             Grosse Pointe, MI 48230

Rydex Japan 2x               Pershing LLC                                634.74             6.22%
Strategy Fund                Account 1
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              1,545.12            15.14%
                             Account 2
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                                618.05             6.06%
                             Account 3
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              1,354.85            13.28%
                             Account 4
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Nationwide Trust Company, FSB             2,485.11            24.36%
                             P.O. Box 182029
                             Columbus, OH 43218-2029

                             Nationwide Insurance Co, Qpva             1,075.50            10.54%
                             P.O. Box 182029
                             Columbus, OH 43218-2029

                             LPL Financial                             1,117.22            10.95%
                             9785 Towne Centre Drive
                             San Diego, CA 92121-1968

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex Leisure Fund           Pershing LLC                              1,694.92            11.26%
                             Account 1
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              2,754.24            18.30%
                             Account 2
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              2,223.25            14.77%
                             Account 3
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Ameritrade Inc                            1,844.55            12.26%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

Rydex|SGI Long/Short         Rydex Alternative Strategies            111,155.55            17.32%
Commodities Strategy Fund    Allocation Fund
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Schwab Special Custody Account           80,483.78            12.54%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Rydex Mid-Cap 1.5x           National Financial Services               3,023.00             5.19%
Strategy Fund                FBO David G Myers Trust
                             P.O. Box 327
                             Turnerville, GA 30580

Rydex|SGI Multi-Hedge        Rydex Alternative Strategies            316,579.26            29.94%
Strategies Fund              Allocation Fund
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex NASDAQ-100(R)          Morgan Stanley & Co                      42,408.38             5.66%
Fund                         FBO Fouce Enterprises Ltd Partnership
                             16633 Ventura Blvd #1010
                             Encino, CA 91436-1857

                             Capital Bank & Trust Company FBO         56,975.60             7.60%
                             Vining Sparks Ibg, Lp 401k Plan
                             C/O Plan Premier/Fascorp
                             8515 E Orchard Road,
                             Englewood, CO 80111

Rydex Nova Fund              Rydex Ept Aggressive                     18,120.73             9.15%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Moderate                       11,311.43             5.71%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

Rydex Real Estate Fund       Rydex Ept Moderate                       19,305.83             7.03%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                             Rydex Ept Aggressive                     14,268.81             5.20%
                             9601 Blackwell Rd, Ste 500
                             Rockville, MD 20850

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex Retailing Fund         E Trade Clearing LLC                      1,055.38             5.48%
                             P.O. Box 1542
                             Merrifield, VA 22116-1542

                             Pershing LLC                              5,390.84            27.97%
                             Account 1
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              2,130.12            11.05%
                             Account 2
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              3,593.89            18.65%
                             Account 3
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

Rydex Russell 2000(R) 1.5x   Pershing LLC                              1,350.93             6.22%
Strategy Fund                Account 1
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Pershing LLC                              1,150.83             5.30%
                             Account 2
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Schwab Special Custody Account            1,557.69             7.18%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Rydex S&P 500 Pure           First Clearing, LLC                      30,057.11             5.21%
Growth Fund                  FBO Gerhard Schopen
                             5395 S Robb Way
                             Littleton, CO 80127-1613

                             WTC Trustees                             41,174.63             7.13%
                             FBO Detrol Corporation
                             P.O. Box 8971
                             Wilmington, DE 19899-8971

Rydex S&P 500 Pure           First Clearing, LLC                      30,057.11             5.21%
Value Fund                   FBO Gerhard Schopen
                             5395 S Robb Way
                             Littleton, CO 80127-1613

                             WTC Trustees                             41,174.63             7.13%
                             FBO Detrol Corporation
                             P.O. Box 8971
                             Wilmington, DE 19899-8971

                             Schwab Special Custody Account           39,882.70             6.91%
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

Rydex S&P MidCap 400         Pershing LLC                             27,827.33             7.18%
Pure Value Fund              P.O. Box 2052
                             Jersey City, NJ 07303-9998

                                NAME AND ADDRESS                 AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND             OF THE BENEFICIAL OWNER                  OWNED             THE CLASS
----------------------------------------------------------------------------------------------------
Rydex S&P SmallCap 600       National Financial Services                 945.29             5.17%
Pure Growth Fund             FBO George G Smith and Judy L Smith
                             35 Shea Road
                             Cambridge, MA 02140

Rydex Strengthening Dollar   Pershing LLC                              46,521.65            5.24%
2x Strategy Fund             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                             Trust Company Of America                  50,221.14            5.66%
                             Account 1
                             P.O. Box 6503
                             Englewood, CO 80155

                             Trust Company Of America                  44,680.62            5.04%
                             Account 2
                             P.O. Box 6503
                             Englewood, CO 80155-6503

Rydex Technology Fund        National Financial Services               60,009.77           10.67%
                             FBO R Dean Hoedl
                             P.O. Box 4208
                             Springfield, MO 65808

Rydex Telecommunications     UBS Financial Services Inc.                8,365.78            8.92%
Fund                         FBO Ohara Corporation Defined
                             Benefit Plans
                             50 Columbia Rd
                             Branchburg, NJ 08876-3519

                             UBS Financial Services Inc.               10,224.84           10.90%
                             FBO Ohara Corporation Profit Sharing
                             50 Columbia Rd
                             Branchburg, NJ 08876-3519

                             First Clearing, LLC                        5,454.83            5.81%
                             FBO Mary S Yearick
                             45646 Norris Road
                             Great Mills, MD 20634-2253

                             Ameritrade Inc                             5,563.63            5.93%
                             P.O. Box 2226
                             Omaha, NE 68103-2226

Rydex Transportation Fund    UBS Financial Services Inc.                7,627.69            8.77%
                             FBO Ohara Corporation
                             50 Columbia Rd
                             Branchburg, NJ 08876-3519

Rydex U.S. Government        UMB Bank N.A.                          2,706,530.46            7.32%
Money Market Fund            One Security Place
                             Topeka, KS 66636-0001

Rydex Weakening Dollar       Pershing LLC                              73,622.97           17.64%
2x Strategy Fund             P.O. Box 2052
                             Jersey City, NJ 07303-9998

C-CLASS

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Consumer Products         Pershing LLC                                   7,976.77               7%
Fund                            P.O. Box 2052
                                Jersey City, NJ 07303-9998

Rydex Europe 1.25x              Pershing LLC                                   4,950.99               7%
Strategy Fund                   P.O. Box 2052
                                Jersey City, NJ 07303-9998

                                First Clearing, LLC                           15,071.59              21%
                                FBO Stevan B Dana
                                P.O. Box 94796
                                Las Vegas, NV 89193-4796

                                Schwab Special Custody Account                 4,557.88               6%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Financial Services        Ameritrade Inc                                 1,860.98               7%
Fund                            P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex|SGI Global 130/30         First Clearing, LLC                           32,318.63               6%
Strategy Fund                   FBO Suzanne A Berkey
                                407 Webster
                                Pittsburg, KS 66762-5542

Rydex|SGI Global Market         First Clearing, LLC                            2,506.08               9%
Neutral Fund                    FBO Evan Floreani
                                605 Ocean Dr Apt 11M
                                Key Biscayne, FL 33149-2306

                                First Clearing, LLC                            1,466.88               5%
                                FBO Maria J Floreani
                                605 Ocean Drive Apt 11M
                                Key Biscayne, FL 33149-2306

                                American Enterprise Investment Services        2,124.04               7%
                                707 2nd Avenue South
                                Minneapolis, MN 55402

Rydex Internet Fund             Southwest Securities Inc                       1,980.52              13%
                                FBO Donald Brandt
                                P.O. Box 509002
                                Dallas, TX 75250

Rydex Inverse High Yield        National Financial Services                   19,669.30              36%
Strategy Fund                   FBOBearing Fund LP
                                2828 Hood St Apt 902
                                Dallas, TX 75219-7808

                                Stifel Nicolaus & Co Inc                       7,500.00              14%
                                FBO Stephen F Jusick
                                501 North Broadway
                                St Louis, MO 63102

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Inverse Mid-Cap           First Clearing, LLC                              866.54               6%
Strategy Fund                   FBO Thomas L. Bartelt
                                P.O. Box 508
                                Kewaskum, WI 53040-0508

                                First Clearing, LLC                            1,232.70               9%
                                FBO Arlene Bussard
                                8072 N 53rd St
                                Brown Deer, WI 53223-3624

                                First Clearing, LLC                              924.20               7%
                                FBO Preston M Pennybacker
                                3492 W 159th Ct
                                Lowell, IN 46356-1275

                                First Clearing, LLC                            1,037.61               8%
                                FBO Russell G Pflieger
                                22031 N 55th St
                                Phoenix, AZ 85054-7151

Rydex Inverse Russell 2000(R)   National Financial Services                    3,000.00               5%
Strategy Fund                   FBO Bank Of America N.A.
                                P.O. Box 831575
                                Dallas, TX 75283

Rydex|SGI Long/Short            Schwab Special Custody Account                14,418.24               6%
Commodities Strategy Fund       101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Mid-Cap 1.5x              Schwab Special Custody Account                14,677.53              11%
Strategy Fund                   101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Real Estate Fund          Schwab Special Custody Account                10,563.73              14%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Retailing Fund            National Financial Services                   43,402.78              42%
                                FBO Jackson Family Trust
                                433 Ave T
                                Brooklyn, NY 11223

                                National Financial Services                    6,504.77               6%
                                FBO Jack Chehebar
                                433 Ave T
                                Brooklyn, NY 11223

                                National Financial Services                    6,504.77               6%
                                FBO Jack Chehebar and Reuben Chehebar
                                433 Ave T
                                Brooklyn, NY 11223

Rydex Russell 2000(R) 1.5x      Schwab Special Custody Account                 6,533.66               5%
Strategy Fund                   101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Russell 2000(R) Fund      First Clearing, LLC                            7,385.37               5%
                                FBO RMC Insurance Trust
                                1625 N Stemmons Frwy
                                Dallas, TX 75207-3411

                                First Clearing, LLC                            7,432.98               5%
                                FBO JKS Insurance Trust
                                1625 N Stemmons Frwy
                                Dallas, TX 75207-3411

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Pure              Southwest Securities Inc                       3,720.19               7%
Value Fund                      FBO Craig Sheyon
                                P.O. Box 509002
                                Dallas, TX 75250

Rydex S&P SmallCap 600          First Clearing, LLC                            2,625.01               6%
Pure Growth Fund                FBO Phillip S Hoffspiegel
                                18512 W Verdin Rd
                                Goodyear, AZ 85338-5082

                                First Clearing, LLC                            2,647.93               6%
                                FBO Theresa Cooper
                                8310 W 98th Terrace
                                Overland Park, KS 66212

Rydex Telecommunications        First Clearing, LLC                            8,844.89              11%
Fund                            FBO Thomas Tait & Patricia E Tait
                                6807 N Pepper Tree Ln
                                Paradise Valley, AZ 85253-3346

Rydex Weakening Dollar 2x       Citigroup Global Markets Inc.                 18,109.24               6%
Strategy Fund                   333 West 34th Street - 3rd Floor
                                New York, New York 10001

H-CLASS

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset             National Financial Services                  100,809.75              26%
Aggressive Strategy Fund        FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                UMB Bank N.A.                                 35,556.50               9%
                                One Security Place
                                Topeka, KS 66636-0001

                                Ameritrade Inc                                23,949.03               6%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account                33,974.51               9%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                LPL Financial                                 21,436.04               6%
                                9785 Towne Centre Drive
                                San Diego, CA 92121-1968

Rydex|SGI All-Asset             National Financial Services                   95,253.36              20%
Conservative Strategy Fund      FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                28,831.72               6%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account               139,126.59              29%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex|SGI All-Asset             National Financial Services                  124,357.08              16%
Moderate Strategy Fund          FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                UMB Bank N.A.                                 56,991.35               7%
                                One Security Place
                                Topeka, KS 66636-0001

                                Schwab Special Custody Account               174,657.18              22%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex|SGI All-Cap               National Financial Services                  700,355.11               9%
Opportunity Fund                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment Management             504,731.83               6%
                                Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue South Iselin,
                                NJ 08830

                                UMB Bank N.A.                                519,524.66               7%
                                One Security Place
                                Topeka, KS 66636-0001

                                Schwab Special Custody Account             2,950,894.84              37%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex|SGI Alternative           National Financial Services                  201,457.47              18%
Strategies Allocation Fund      FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Reliance Trust                               222,150.45              20%
                                FBO C.R. Landrum
                                PO Box 48529
                                Atlanta, GA 30362

                                Schwab Special Custody Account               363,452.79              32%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Commodities               National Financial Services                  497,739.86              38%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               357,076.19              27%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Europe 1.25x              National Financial Services                  217,378.55              33%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                 36,638.42               6%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Trust Company Of America                      67,987.05              10%
                                Account 1
                                P O Box 6503
                                Centennial, CO 80155

                                Trust Company Of America                      35,805.72               5%
                                Account 2
                                P.O. Box 6503
                                Englewood, CO 80112

                                Schwab Special Custody Account                69,479.33              11%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex|SGI Global 130/30         National Financial Services                   33,952.45               6%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                         49,364.14               9%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201 194 Wood Avenue
                                South Iselin, NJ 08830

                                Rydex Ept Moderate - VA                       91,586.25              17%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Rydex Ept Aggressive - VA                     41,291.25               8%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Rydex Ept Conservative - VA                   55,682.77              11%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Schwab Special Custody Account                34,843.68               7%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex|SGI Global Market         Rydex VA Alternative Strategies               46,343.23              23%
Neutral Fund                    Allocation Fund
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Rydex Ept Moderate - VA                       58,322.83              29%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Rydex Ept Aggressive - VA                     25,554.10              13%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                Rydex Ept Conservative - VA                   36,257.16              18%
                                9601 Blackwell Rd, Ste 500
                                Rockville, MD 20850

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex High Yield                National Financial Services                  243,791.74              44%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                97,193.97              17%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Trust Company Of America                      48,260.49               9%
                                P.O. Box 6503
                                Englewood, CO 801556503

Rydex Inverse High Yield        National Financial Services                  552,361.36              71%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               116,065.59              15%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Inverse Mid-Cap           National Financial Services                   11,285.56              11%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Counsel Trust Co                               6,058.38               6%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Schwab Special Custody Account                49,198.15              48%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Inverse Russell 2000(R)   National Financial Services                  167,564.65              24%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                77,606.69              11%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Japan 2x Strategy         Trust Company Of America                      48,886.19              14%
Fund                            P O Box 6503
                                Englewood, CO 80112

Rydex|SGI Long/Short            National Financial Services                1,581,800.89              48%
Commodities Strategy Fund       FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               803,172.48              25%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex|SGI Managed               National Financial Services                11,627,890.87             21%
Futures Strategy Fund           FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                       3,227,725.16              6%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Schwab Special Custody Account             15,365,856.70             28%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Mid-Cap 1.5x              National Financial Services                   510,016.98             56%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                       95,233.80             10%
                                P.O. Box 6503
                                Englewood, CO 80155

                                Schwab Special Custody Account                 50,604.47              6%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex|SGI Multi-Hedge           National Financial Services                   508,062.17             16%
Strategies Fund                 FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                         342,685.12             11%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Schwab Special Custody Account                362,195.64             12%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Real Estate Fund          National Financial Services                   242,501.18             24%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                  72,333.81              7%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                 94,195.39              9%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account                201,121.96             20%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Russell 2000(R) 1.5x      National Financial Services                  375,537.11              34%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                98,839.94               9%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Trust Company Of America                      57,366.36               5%
                                Account 1
                                P.O. Box 6503
                                Englewood, CO 80112

                                Trust Company Of America                      97,728.96               9%
                                Account 2
                                P.O. Box 6503
                                Englewood, CO 80155

                                Schwab Special Custody Account               188,343.15              17%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Russell 2000(R) Fund      National Financial Services                  297,682.38              57%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                58,546.61              11%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex S&P 500 Fund              National Financial Services                1,133,223.96              41%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Genworth Financial Trust Company             318,627.84              11%
                                FBO Genworth Financial
                                Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

Rydex S&P 500 Pure              National Financial Services                  288,520.39              44%
Growth Fund                     FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                 75,109.08              11%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Schwab Special Custody Account               100,023.72              15%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex S&P 500 Pure              National Financial Services                1,422,959.79              83%
Value Fund                      FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               152,175.71               9%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex S&P MidCap 400            National Financial Services                  473,124.70              39%
Pure Growth Fund                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                101,367.85               8%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Schwab Special Custody Account               233,106.27              19%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex S&P MidCap 400            National Financial Services                5,213,597.88              76%
Pure Value Fund                 FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               855,495.78              13%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex S&P SmallCap 600          National Financial Services                  340,873.14              31%
Pure Growth Fund                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                87,709.27               8%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account               158,075.95              14%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex S&P SmallCap 600          National Financial Services                7,998,635.94              79%
Pure Value Fund                 FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account             1,579,094.34              16%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Strengthening             National Financial Services                1,616,779.90              32%
Dollar 2x Strategy Fund         FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account             1,745,279.35              35%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Weakening Dollar 2x       National Financial Services                  359,436.32              19%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               746,731.78              40%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

ADVISOR-CLASS

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Banking Fund              Pershing LLC                                   1,321.11              10%
                                P. O. Box 2052
                                Jersey City, NJ 07303-9998

                                Nationwide Trust Company, FSB                  6,627.01              49%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                   680.64               5%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Basic Materials           Counsel Trust Co                              12,561.90               9%
Fund                            235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                 29,724.77              20%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                22,398.68              15%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Biotechnology Fund        National Financial Services                   54,613.87              15%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                 60,985.53              16%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                44,591.46              12%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Consumer Products         Nationwide Trust Company, FSB                  7,707.10               6%
Fund                            P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                14,221.06              11%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Trust Company Of America                      12,278.12               9%
                                P.O. Box 6503
                                Englewood, CO 80155-6503

                                Genworth Financial Trust Company FBO           7,676.69               6%
                                Genworth Financial Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Electronics Fund          Counsel Trust Co                               2,955.26              13%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                  6,071.22              28%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                 2,307.04              10%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Energy Fund               Nationwide Trust Company, FSB                105,158.81              30%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

Rydex Energy Services           Counsel Trust Co                              63,729.82              27%
Fund                            235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                 42,108.57              18%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                55,849.84              24%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Financial Services        Counsel Trust Co                               1,008.11               5%
Fund                            235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                  6,543.04              34%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                 1,632.95               9%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Genworth Financial Trust Company FBO           2,553.35              13%
                                Genworth Financial Asset Mgmt
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

Rydex Government Long           Trust Company Of America                   2,317,468.99              42%
Bond 1.2x Strategy Fund         Account 1
                                P.O. Box 6503
                                Englewood, CO 80155

                                Trust Company Of America                     320,680.47               6%
                                Account 2
                                P.O. Box 6503
                                Englewood, CO 80120

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Health Care Fund          Counsel Trust Co                              32,554.89               9%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                 85,178.06              24%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                37,966.23              11%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Trust Company Of America                      20,350.54               6%
                                P.O. Box 6503
                                Englewood, CO 80155

                                Genworth Financial Trust Company              22,199.70               6%
                                FBO Genworth Financial Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

Rydex Internet Fund             National Financial Services                    2,299.59               7%
                                FBO Russ Lennon 200 Liberty Street
                                New York, NY 10281-9999

                                Counsel Trust Co                               1,861.83               6%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                  8,979.00              28%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                 2,041.48               6%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account                 2,400.74               8%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Inverse Government        National Financial Services                  132,485.60               5%
Long Bond Strategy Fund         FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                        252,019.80              10%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Nationwide Trust Company, FSB                133,023.98               5%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Piper Jaffray                                167,311.70               7%
                                Account 1
                                800 Nicollet Mall 8th Street
                                Minneapolis, MN 55402

                                Piper Jaffray                                166,401.74               7%
                                Account 2
                                800 Nicollet Mall 8th Street
                                Minneapolis, MN 55402

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Inverse                   National Financial Services FBO                6,010.02               8%
NASDAQ-100(R)                   Russ Lennon
Strategy Fund                   200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                60,163.49              78%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

Rydex Inverse S&P 500           Counsel Trust Co                              73,945.04              21%
Strategy Fund                   Account 1
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Counsel Trust Co                              31,052.87               9%
                                Account 2
                                1251 Waterfront Place Suite 525
                                Pittsburgh, PA 15222

Rydex Leisure Fund              National Financial Services                   15,961.37              42%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Counsel Trust Co                               2,706.12               7%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                  4,547.04              12%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Genworth Financial Trust Company               7,411.84              19%
                                FBO Genworth Financial Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

Rydex NASDAQ-100(R) Fund        Nationwide Trust Company, FSB                516,646.32              16%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Trust Company Of America                   1,941,473.33              61%
                                P O Box 6503
                                Englewood, CO 80112

Rydex Nova Fund                 Nationwide Trust Company, FSB                110,492.22              19%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

Rydex Precious Metals Fund      National Financial Services                   15,721.11               8%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Nationwide Trust Company, FSB                 27,899.89              14%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                42,932.16              22%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Trust Company Of America                      57,726.20              30%
                                P O Box 6503
                                Englewood, CO 80112

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Retailing Fund            Counsel Trust Co                               5,258.11               6%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                 13,016.74              15%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                36,660.02              41%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Genworth Financial Trust Company               6,258.74               7%
                                FBO Genworth Financial Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

Rydex Technology Fund           National Financial Services                   85,134.03               5%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Counsel Trust Co                             371,771.15              22%
                                Account 1
                                1251 Waterfront Place Suite 525
                                Pittsburgh, PA 15222

                                Counsel Trust Co                             902,884.11              55%
                                Account 2
                                235 St Charles Way, Suite 100
                                York, PA 17402

Rydex Telecommunications        National Financial Services                    2,281.35               7%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Pershing LLC                                   1,597.44               5%
                                Account 1
                                P. O. Box 2052
                                Jersey City, NJ 07303-9998

                                Pershing LLC                                   1,597.44               5%
                                Account 2
                                P. O. Box 2052
                                Jersey City, NJ 07303-9998

                                Counsel Trust Co                               5,693.67              18%
                                235 St Charles Way, Suite 100
                                York, PA 17402

Rydex Transportation Fund       Nationwide Trust Company, FSB                  4,107.67               9%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Trust Company Of America                      18,523.99              41%
                                P.O. Box 6503
                                Englewood, CO 80112

                                Genworth Financial Trust Company               5,691.23              13%
                                FBO Genworth Financial Asset Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex U.S. Government           National Financial Services                39,994,727.79             20%
Money Market Fund               Attn.: Mutual Fund Dept. (5th Flr)
                                200 Liberty Street
                                1 World Financial Center
                                New York, NY 10281

Rydex Utilities Fund            Counsel Trust Co                                3,339.84              5%
                                235 St Charles Way, Suite 100
                                York, PA 17402

                                Nationwide Trust Company, FSB                   9,077.03             14%
                                P.O. Box 182029
                                Columbus, OH 43218-2029

                                Ameritrade Inc                                  4,390.37              7%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                USAA Investment Management Co                   3,693.14              6%
                                9800 Fredericksburg Road
                                San Antonio, TX 78288

                                Trust Company Of America                       16,404.73             26%
                                P.O. Box 6503
                                Englewood, CO 80112

INVESTOR-CLASS

                                   NAME AND ADDRESS                     AMOUNT OF SHARES      PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                     OWNED              THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Banking Fund              National Financial Services                    48,742.34             32%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Pershing LLC                                   20,770.83             14%
                                P. O. Box 2052
                                Jersey City, NJ 07303-9998

                                Trust Company Of America                       10,401.04              7%
                                P O Box 6503
                                Englewood, CO 80112

                                Schwab Special Custody Account                 13,380.97              9%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Basic Materials Fund      National Financial Services                   337,963.98             38%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                          47,085.69              5%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue South
                                Iselin, NJ 08830

                                Ameritrade Inc                                 58,925.92              7%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
                                Schwab Special Custody Account                219,845.53             24%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Biotechnology Fund        National Financial Services                 3,233,464.91             61%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account              1,213,680.12             23%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Consumer Products         National Financial Services                 3,873,148.02             77%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                710,107.31             14%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Electronics Fund          National Financial Services                   118,139.83             26%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                FOLIOfn Investments Inc                        64,088.37             14%
                                8180 Greensboro Dr 8th Floor
                                McLean, Va 22102

                                Schwab Special Custody Account                 35,730.46              8%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Energy Fund               National Financial Services                   235,456.89             13%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                287,832.82             15%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account                441,011.06             24%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Energy Services           National Financial Services                   246,793.82             23%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                282,276.37             27%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Financial Services        National Financial Services                    31,531.43             15%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Government Long           National Financial Services                  2,731,705.95            17%
Bond 1.2x Strategy Fund         FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                    10,060,753.35            64%
                                P.O. Box 6503
                                Englewood, CO 80155

Rydex Health Care Fund          National Financial Services                  9,893,149.08            79%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account               1,766,800.34            14%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Internet Fund             National Financial Services                     99,277.15            22%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                           78,965.25            17%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Schwab Special Custody Account                 237,900.57            52%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Inverse Government        National Financial Services                  6,820,913.72            29%
Long Bond Strategy Fund         FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                        1,228,879.30             5%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Schwab Special Custody Account               7,603,086.01            32%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Inverse NASDAQ-           National Financial Services                    209,636.28            12%
100(R) Strategy Fund            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                       276,911.35            16%
                                P.O. Box 6503
                                Englewood, CO 80155

                                Schwab Special Custody Account                 205,659.50            12%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Inverse S&P 500           National Financial Services                 1,294,809.69             23%
Strategy Fund                   FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Prudential Investment                         376,742.67              7%
                                Management Services
                                FBO Mutual Fund Clients
                                Mail Stop 194-201
                                194 Wood Avenue
                                South Iselin, NJ 08830

                                Ameritrade Inc                                458,245.13              8%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account              1,949,674.64             35%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Leisure Fund              National Financial Services                   215,740.01             55%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                       19,573.85              5%
                                P O Box 6503
                                Englewood, CO 80112

                                Schwab Special Custody Account                 61,330.45             16%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex NASDAQ-100(R)             National Financial Services                 8,177,566.77             19%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                              2,388,747.52              5%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Genworth Financial Trust Company            2,490,911.15              6%
                                FBO Genworth Financial Asset
                                Mgmt, Inc.
                                3200 N Central, Suite 612
                                Phoenix, AZ 85012

                                Schwab Special Custody Account             15,041,322.04             34%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Nova Fund                 National Financial Services                 1,101,991.86             42%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                457,871.42             17%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex Precious Metals Fund      National Financial Services                   263,540.20             14%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                480,173.50             25%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Retailing Fund            National Financial Services                   249,153.27             40%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Schwab Special Custody Account                166,474.76             27%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Technology Fund           National Financial Services                 1,101,680.72             33%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                473,389.58             14%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                Schwab Special Custody Account              1,144,067.18             34%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Telecommunications        National Financial Services                    15,025.44              6%
Fund                            FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Ameritrade Inc                                 98,953.22             38%
                                P.O. Box 2226
                                Omaha, NE 68103-2226

                                MG Trust Company                               40,635.40             16%
                                FBO Greenbrook Ima
                                700 17th Street
                                Denver, CO 80202

                                Schwab Special Custody Account                 19,706.14              8%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

Rydex Transportation Fund       National Financial Services                   106,570.06             12%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                FOLIOfn Investments Inc                       189,544.83             22%
                                8180 Greensboro Dr 8th Floor
                                McLean, VA 22102

                                Schwab Special Custody Account                155,168.35             18%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                   NAME AND ADDRESS                       AMOUNT OF SHARES       PERCENTAGE OF
NAME OF THE FUND                OF THE BENEFICIAL OWNER                        OWNED               THE CLASS
--------------------------------------------------------------------------------------------------------------
Rydex U.S. Government           National Financial Services                299,129,248.30            30%
Money Market Fund               FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                    56,163,324.69             6%
                                P.O. Box 6503
                                Englewood, CO 80155

Rydex Utilities Fund            National Financial Services                    103,129.47            21%
                                FBO Russ Lennon
                                200 Liberty Street
                                New York, NY 10281-9999

                                Trust Company Of America                       121,264.76            25%
                                P.O. Box 6503
                                Englewood, CO 80155

                                Schwab Special Custody Account                  60,026.43            12%
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

-----------------
* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

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

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

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

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

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

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

                              [FORM OF PROXY CARD]

                                 PROXY CARD FOR
                             [FUND NAME PRINTS HERE]

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - APRIL 23, 2010

The undersigned hereby appoint(s) Joanna Haigney, Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     WWW.PROXYONLINE.COM/DOCS/RYDEXSGI1.PDF.
--------------------------------------------------------------------------------

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-877-864-5058 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free 1-877-864-5058 and enter the control number found on the reverse side of this proxy card.

INTERNET:  To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Shareholder sign here    Date                 Joint owner sign here    Date

  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

--------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: []

1. To approve a new investment advisory agreement between the Fund and PADCO Advisors, Inc.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]

2. To approve a new investment sub-advisory agreement between PADCO Advisors, Inc. and Security Global Investors, LLC for Rydex|SGI Global 130/30 Strategy Fund and Rydex|SGI Global Market Neutral Fund.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]

3.  To approve a new fundamental investment policy on borrowing money.

             FOR                  AGAINST               ABSTAIN
             [ ]                    [ ]                   [ ]